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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10223

ING Senior Income Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange
Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

February 28, 2006

ING Senior Income Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

ING Senior Income Fund

ANNUAL REPORT

February 28, 2006

Table of Contents

Portfolio Managers’ Report	3

Report of Independent Public Accounting Firm	9

Statement of Assets and Liabilities	10

Statement of Operations	12

Statements of Changes in Net Assets	13

Statement of Cash Flows	14

Financial Highlights	15

Notes to Financial Statements	17

Additional Information	26

Portfolio of Investments	27

Tax Information	59

Trustee and Officer Information	60

Advisory Contract Approval Discussion	65

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ING Senior Income Fund

PORTFOLIO MANAGERS’ REPORT

Dear Shareholders:

ING Senior Income Fund (the “Fund”) is a continuously offered, diversified and closed-end management investment company that seeks to provide investors with a high level of monthly income. The Fund seeks to achieve this objective by investing in a professionally managed portfolio comprised primarily of senior loans.

PORTFOLIO CHARACTERISTICS AS OF FEBRUARY 28, 2006

Net Assets	$2,147,009,918

Total Assets	$2,664,499,954

Assets Invested in Senior Loans	$2,588,497,820

Senior Loans Represented	521

Average Amount Outstanding per Loan	$4,968,326

Industries Represented	39

Average Loan Amount per Industry	$66,371,739

Portfolio Turnover Rate	82%

Weighted Average Days to Interest Rate Reset	41

Average Loan Final Maturity	65 months

Total Leverage as a Percentage of Total Assets	14.6%

PERFORMANCE SUMMARY

During the year ended February 28, 2006, the Fund’s Class A and Q shares each distributed total dividends from income of $0.78, resulting in an average annualized distribution rate of 5.89%(1) and 5.91%(1), respectively. During the same period, the Fund’s Class B and Class C shares each distributed total dividends from income of $0.70, resulting in an average annualized distribution rate of
5.40%(1) for Class B shares and 5.39%(1) for Class C shares.

The Fund’s total return for the year ended February 28, 2006, for each of the share classes, excluding sales charges, ranged from 4.96% on Class A, 4.37% on Class B, 4.44% on Class C and 4.97% on Class Q. The Fund’s net returns were slightly less than the returns of the S&P/LSTA Leveraged Loan Index (“LLI”), which had a gross return of 5.62%.

MARKET OVERVIEW

The LLI posted a solid 5.62% gross return for the twelve month period ended February 28, 2006, or roughly 2.16% in excess of average one month London Inter-Bank Offered Rate (“LIBOR”). It continues to be favorable times but, by some accounts, very challenging times for loan investors, as market conditions remain highly charged. Demand for loans continues to be exceptionally strong as long-established loan buyers (such as the Fund) and, increasingly, non-traditional investors including hedge funds and high-yield bond investors look to floating rate loans as a hedge against rising rates. During the first quarter of 2006, the number of investor groups actively trading loans was estimated at 235, up from approximately 170 at the end of 2004.

As noted in our last report, increased competition has made sourcing new loan investments more demanding for all active investors and, in turn, has driven average borrowing (or credit) spreads on loans to new lows. Fortunately, on the other side of the equation, the available supply of new loans has generally maintained pace, buoyed by robust merger and acquisition activity, sustained economic strength and low relative borrowing rates. Institutional loan volume surged to $72 billion during the first quarter of 2006, up from $46 billion during the previous calendar quarter,

(1)   The distribution rate is calculated by annualizing dividends declared during the period and dividing the resulting annualized dividend by the Fund’s average month-end net asset value (in the case of NAV) or the average month-end NYSE Composite closing price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income and ordinarily will not include capital gains or losses, if any.

ING Senior Income Fund

PORTFOLIO MANAGERS’ REPORT (continued)

and topping the prior high water mark of $52 billion during the first quarter of 20051.

While new deal volume has been quite good, it has also been inconsistent at best and, at times, painfully uneven. When new issuance activity slows down, the pace of borrowing spread re-pricing (lower) inevitably heats up. As a result, credit spreads on new loans have continued on a flat to downward path, and secondary loan prices have remained very firm, even, in some cases, in the face of negative company-specific credit developments. In short, like most other capital markets, loan investors currently reside within a very liquidity-driven environment.

Credit conditions and the direction of short-term interest rates remain the primary focus of loan investors, and paramount to overall loan performance. Default rates continued to grind upward in fiscal 2006, ending the period at 2.08%, versus 1.98% at the end of calendar 2005, but still well shy of the average over the last full credit cycle. Digging more deeply into the default statistics reveals a high concentration in a small number of industries (traditional automotive suppliers and domestic commercial airlines, areas in which the Fund has been significantly underweight for some time).

Generally speaking, the broader U.S. economy remains on solid footing from a Gross Domestic Product and job growth perspective, while inflation, although showing signs of escalating, remains within acceptable ranges. It is, however, that threat of rising wholesale and retail prices that seemingly perpetuates a hawkish stance from the Federal Reserve (“Fed”). While senior loans have been proven an all-weather asset class, they historically have performed exceptionally well in periods of rising short-term interest rates.

TOP TEN INDUSTRY SECTORS AS OF FEBRUARY 28, 2006 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
North American Cable	9.3%	11.5%
Healthcare, Education and Childcare	8.5%	10.5%
Chemicals, Plastics & Rubber	6.9%	8.6%
Oil & Gas	5.5%	6.8%
Printing & Publishing	4.8%	6.0%
Buildings & Real Estate	4.8%	6.0%
Utilities	4.7%	5.8%
Leisure, Amusement, Entertainment	3.8%	4.7%
Automobile	3.7%	4.6%
Containers, Packaging & Glass	3.7%	4.6%

Portfolio holdings are subject to change daily.

TOP TEN SENIOR LOAN ISSUERS AS OF FEBRUARY 28, 2006 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
Charter Communications Operating, LLC	2.4%	3.0%
Metro-Goldwyn-Mayer Studios, Inc.	1.9%	2.4%
Georgia-Pacific Corporation	1.8%	2.3%
Sungard Data Systems, Inc.	1.4%	1.8%
NRG Energy, Inc.	1.4%	1.8%
Davita, Inc.	1.3%	1.6%
Fidelity National Information Solutions, Inc.	1.2%	1.5%
Huntsman International, LLC	1.2%	1.5%
Community Health Systems, Inc.	1.2%	1.5%
Targa Resources, Inc.	1.2%	1.5%

Portfolio holdings are subject to change daily.

PORTFOLIO OVERVIEW

Performance during fiscal 2006 was favorably impacted by constructive asset selection and the avoidance of defaults. The Fund’s top two individual issuers at period-end, Charter Communications Operating LLC (2.4% of total assets) and MGM Studios, Inc. (1.9% of total assets) were, by a fairly wide margin, the two largest contributors to LLI returns for the fiscal year. Detractors to Fund returns were, individually, not significant.

The Fund’s modest underperformance relative to the LLI can be explained largely by what we have chosen to avoid as a matter of credit discipline. Based on a strategy of emphasizing the better quality subset of the loan universe, we have maintained an intentional

ING Senior Income Fund

PORTFOLIO MANAGERS’ REPORT (continued)

underweight of the lowest-rated and second lien components of the market. We continue to view most second lien loans as high-yield bond substitutes with a generally unfavorable risk/return profile under normal market conditions. We also continue to largely shun individual credits that carry excessive debt leverage (typically born out in the lowest of public credit ratings) and those offering less than traditional covenant protections. Although those types of transactions almost always provide above average yields, we continue to believe that the extra compensation does not, in most cases, justify the level of incremental risk.

There were no significant changes in sector positioning during the period. The North American Cable (9.3% of total assets) and Healthcare (8.5% of total assets) sectors closed out the period as the Fund’s top two sector exposures. We continue to view these industry groups as attractive based on a combination of low secured leverage levels and healthy market multiples (i.e., strong collateral coverage), relative price stability and continuity of demand. The lone material change in the Fund’s top sector positioning was a reduction in the Buildings/Real Estate sector to 4.8% from 6.1% of total assets as of the last reporting period (August 31, 2005), this due to sizeable prepayments of a small number of issuers in this sector.

The Fund remains well diversified. The average individual loan position represented approximately 0.19% of total assets at period-end, down from 0.20% at August 31, 2005, while the average industry sector accounted for roughly 2.49%, essentially unchanged from the prior period.

USE OF LEVERAGE

The Fund seeks to prudently utilize financial leverage in order to increase the yield to shareholders. As of February 28, 2006, the Fund had $389 million outstanding under a $750 million revolving credit facility.

OUTLOOK

As of this writing, there do not appear to be any signs on the investment or economic horizons that would point to a change in current loan market dynamics. Credit conditions are expected to remain reasonably stable (Standard & Poor’s Leveraged Commentary & Data is forecasting an improvement in default rates by year-end), and although proving to be very enigmatic, the “new” Fed has, at least thus far, maintained an inflation fighting (i.e., rate-raising) bias. As such, we see no abatement in the overall demand for floating rate secured loans.

Variables to the equation would include the consistency and quality of new loan supply and, as a direct result of how that supply/demand balance takes shape, the direction of credit spreads. While spreads appeared to have bottomed out near the end of 2005, there are fresh indications that they could be headed modestly lower over the near-term. A positive offset to that development would likely be the continuation of very strong secondary loan valuations.

Our strategy remains unchanged: to deliver attractive-risk adjusted returns and moderate NAV volatility. As such, we remain focused on the better quality subset of the loan universe (i.e., better relative credit ratings, traditional first position collateral packages, and standard covenant protections) and will cede excess returns to maintain that strategy.

Investment Types
as of February 28, 2006
(as a percent of total investments)

Portfolio holdings are subject to change daily.

ING Senior Income Fund

PORTFOLIO MANAGERS’ REPORT (continued)

Jeffrey A. Bakalar	Daniel A. Norman
Senior Vice President	Senior Vice President
Senior Portfolio Manager	Senior Portfolio Manager
ING Investment Management Co.	ING Investment Management Co.

ING Senior Income Fund
April 18, 2006

1. Source: Standard & Poor’s Leveraged Commentary & Data

ING Senior Income Fund

PORTFOLIO MANAGERS’ REPORT (continued)

	Average Annual Total Net Returns for the Periods Ended February 28, 2006
	1 Year	3 Year	April 2, 2001	December 15, 2000
Including Sales Charge:
Class A(1)	2.34%	4.50%	5.11%	—
Class B(2)	1.37%	5.04%	4.91%	—
Class C(3)	3.44%	5.68%	5.11%	—
Class Q	4.97%	6.16%	—	5.56%
Excluding Sales Charge:
Class A	4.96%	6.21%	5.65%	—
Class B	4.37%	5.64%	5.08%	—
Class C	4.44%	5.68%	5.11%	—
Class Q	4.99%	6.16%	—	5.56%
S&P/LSTA Leveraged Loan Index(4)	5.62%	6.62%	5.18%	5.36%

Based on an initial investment of $10,000, the graph and table above illustrate the total net return of ING Senior Income Fund against the gross return of the LLI. The LLI Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

Total returns reflect that ING Investments, LLC (the Fund’s Investment Advisor) may have waived, reimbursed or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s future performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month-end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 2.50%. There is no front-end sales charge if you purchase Class A Common Shares in an amount of $1 million or more. However, the shares will be subject to a 1.00% Early Withdrawal Charge (“EWC”) if they are repurchased by the Fund within one year of purchase.

(2)   Class B maximum EWC is 3% in the first year, declining to 1% in the fifth year and eliminated thereafter.

(3)   Class C maximum EWC is 1% for the first year.

(4)   Source: S&P/Loan Syndications and Trading Association. The LLI Index (“LLI”) is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s and the Loan Syndications and Trading Association (“LSTA”) conceived the LLI to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index. Since inception performance for the index is shown from March 31, 2001 for Class A, B and C and from December 31, 2000 for Class Q.

ING Senior Income Fund

PORTFOLIO MANAGERS’ REPORT (continued)

YIELDS AND DISTRIBUTIONS RATES

	30-Day SEC Yields(1)				Average Annualized Distribution Rates(2)
	Class A	Class B	Class C	Class Q	Class A	Class B	Class C	Class Q
February 28, 2006	5.49%	5.14%	5.14%	5.63%	5.89%	5.40%	5.39%	5.91%
August 31, 2005	4.70%	4.32%	4.31%	4.79%	5.02%	4.53%	4.52%	5.04%

(1)   Yield is calculated by dividing the Fund’s net investment income per share for the most recent thirty days by the net asset value. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Fund’s yield consistent with the Securities Exchange Commission standardized yield formula for open-end investment companies.

(2)   Distribution Rates are calculated by annualizing dividends declared during the period (i.e., by dividing the monthly dividend amount by the number of days in the month and multiplying by the number of days in the fiscal year) and then dividing the resulting annualized dividend by the month-ending NAV.

Risk is inherent in all investing. The following are the principal risks associated with investing in the Fund. This is not, and is not intended to be, a description of all risks of investing in the Fund. A more detailed description of the risks of investing in the Fund is contained in the Fund’s current prospectus.

Credit Risk: The Fund invests a substantial portion of its assets in below investment grade senior loans and other below investment grade assets. Below investment grade loans involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Fund’s common shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the value of the Fund’s NAV will decrease.

Interest Rate Risk: Changes in short-term market interest rates will directly affect the yield on the Fund’s common shares. If short-term market interest rates fall, the yield on the Fund will also fall. To the extent that the interest rate spreads on loans in the Fund experience a general decline, the yield on the Fund will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s value to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag.

Leverage Risk: The Fund’s use of leverage through borrowings or the issuance of preferred shares can adversely affect the yield on the Fund’s Common Shares. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

No Daily Redemptions: The Fund does not redeem its shares on a daily basis and there is no market for its shares. Shareholders can only redeem their shares once a month, and if redemption requests from all shareholders exceed 5% of the Fund’s total assets in a particular month, the Fund may reduce such requests pro rata and redeem only an amount equal to 5% of its total assets.

ING Senior Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
ING Senior Income Fund

We have audited the accompanying statement of assets and liabilities of ING Senior Income Fund (the “Fund”), including the portfolio of investments, as of February 28, 2006, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Senior Income Fund as of February 28, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with principles generally accepted in the United States of America

Boston, Massachusetts
April 21, 2006

ING Senior Income Fund

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2006

ASSETS:
Investments in securities at value (Cost $2,571,259,229)	$2,598,779,418
Cash	19,531,638
Receivables:
Investment securities sold	6,011,937
Fund shares sold	20,091,727
Interest	19,638,619
Reimbursement due from Manager	239,283
Prepaid expenses	203,440
Prepaid arrangement fees on notes payable	3,892
Total assets	2,664,499,954

LIABILITIES:
Payable for investment securities purchased	120,105,691
Notes payable	389,000,000
Accrued interest payable	1,735,914
Payable to affilates	2,570,218
Income distribution payable	2,977,686
Accrued trustees fees	16,510
Deferred arrangement fees	623,500
Other accrued expenses and liabilities	460,517
Total liabilities	517,490,036
NET ASSETS	$2,147,009,918

NET ASSETS CONSIST OF:
Paid-in capital	$2,126,015,947
Distributions in excess of net Investment Income	(1,537,786)
Accumulated net realized loss on investments	(4,988,432)
Net unrealized appreciation of investments	27,520,189
NET ASSETS	$2,147,009,918

See Accompanying Notes to Financial Statements

ING Senior Income Fund

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2006 (continued)

Class A:
Net assets	$918,620,500
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	59,029,296
Net asset value and redemption price per share	$15.56
Maximum offering price per share (2.50%)(1)	$15.96

Class B:
Net assets	$120,253,750
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	7,742,146
Net asset value and redemption price per share(2)	$15.53
Maximum offering price per share	$15.53

Class C:
Net assets	$923,549,269
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	59,401,816
Net asset value and redemption price per share(2)	$15.55
Maximum offering price per share	$15.55

Class Q:
Net assets	$184,586,399
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	11,917,850
Net asset value and redemption price per share	$15.49
Maximum offering price per share	$15.49

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

ING Senior Income Fund

STATEMENT OF OPERATIONS for the Year Ended February 28, 2006

INVESTMENT INCOME:
Dividends	$37,778
Interest	141,938,847
Arrangement fees earned	937,698
Other	2,367,686
Total investment income	145,282,009
EXPENSES:
Investment management fees	18,821,167
Administration fees	2,352,646
Distribution and service fees:
Class A	2,067,230
Class B	1,209,337
Class C	6,734,357
Class Q	454,630
Transfer agent fees:
Class A	314,432
Class B	45,634
Class C	339,513
Class Q	68,586
Shareholder reporting expense	375,750
Interest expense	14,211,557
Custodian fees	1,058,461
Credit facility fees	30,916
Professional fees	238,702
Trustees’ fees	76,052
Registration fees	364,227
Postage expense	608,208
Miscellaneous expense	92,936
Total expenses	49,464,341
Less:
Net recouped fees	178,941
Net expenses	49,643,282
Net investment income	95,638,727
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized loss on investments	(4,748,860)
Net change in unrealized appreciation on investments	3,162,848
Net loss on investments	(1,586,012)
Net increase in net assets resulting from operations	$94,052,715

See Accompanying Notes to Financial Statements

ING Senior Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28,	Year Ended February 28,
	2006	2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$95,638,727	$41,435,388
Net realized loss on investments	(4,748,860)	4,274,502
Net change in unrealized appreciation on investments	3,162,848	13,321,736
Net increase in net assets resulting from operations	94,052,715	59,031,626
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(41,083,708)	(15,392,853)
Class B	(5,430,910)	(3,140,818)
Class C	(40,253,552)	(17,474,122)
Class Q	(9,102,024)	(6,835,055)
Net realized gain on investments
Class A	(222,358)	(1,943,784)
Class B	(30,632)	(416,134)
Class C	(234,761)	(2,526,261)
Class Q	(48,368)	(743,837)
Total distributions	(96,406,313)	(48,472,864)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	945,527,139	1,640,693,467
Dividends reinvested	63,704,837	32,670,018
	1,009,231,976	1,673,363,485
Cost of shares repurchased	(735,409,909)	(477,107,687)
Net increase in net assets resulting from capital share transactions	273,822,067	1,196,255,798
Net increase in net assets	271,468,469	1,206,814,560
NET ASSETS:
Beginning of year	1,875,541,449	668,726,889
End of year	$2,147,009,918	$1,875,541,449
Distributions in excess of net investment income at end of year	$(1,537,786)	$(1,298,065)

See Accompanying Notes to Financial Statements

ING Senior Income Fund

STATEMENT OF CASH FLOWS for the Year Ended February 28, 2006

INCREASE (DECREASE) IN CASH Cash Flows From Operating Activities:
Interest received	$133,103,682
Dividends received	37,778
Facility fees paid	(34,735)
Arrangement fee received	401,854
Other income received	2,454,546
Interest paid	(12,819,979)
Other operating expenses paid	(35,090,915)
Purchases of investments	(3,007,883,028)
Proceeds from disposition of investments	2,534,085,579
Net cash used for operating activities	(385,745,218)
Cash Flows From Financing Activities:
Distributions paid to common shareholders	(31,345,695)
Proceeds from capital shares sold	945,145,844
Disbursements for capital shares repurchased	(735,409,909)
Net issuance of notes payable	226,000,000
Net cash flows provided by financing activities	404,390,240
Net increase in cash	18,645,022
Cash at beginning of year	886,616
Cash at end of year	$19,531,638
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Used by Operating Activities:
Net increase in net assets resulting from operations	$94,052,715
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Change in unrealized appreciation on investments	(3,162,848)
Net accretion/amortization of discounts on investments	123,014
Realized loss on sale of investments	4,748,860
Purchases of investments	(3,007,883,028)
Proceeds on sale of investments	2,534,085,579
Increase in interest receivable	(8,958,179)
Increase in prepaid arrangement fees on notes payable	(3,819)
Decrease in prepaid expenses and other assets	179,301
Decrease in deferred arrangement fees on senior loans	(535,844)
Increase in accrued interest payable	1,391,578
Increase in reimbursement due from manager	(239,283)
Increase in payable to affiliate	447,526
Increase in accrued trustee fees	11,346
Decrease in accrued expenses	(2,136)
Total adjustments	(479,797,933)
Net cash used for operating activities	$(385,745,218)
Non Cash Financing Activities
Receivable for shares sold	$20,091,727
Reinvestment of dividends	$63,704,837

See Accompanying Notes to Financial Statements

ING SENIOR INCOME FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended February 28 or 29,				April 2, 2001(1) to February 28,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$15.59	15.47	14.83	14.92	15.00
Income (loss) from investment operations:
Net investment income	$0.78	0.55	0.61	0.69	0.81
Net realized and unrealized gain (loss) on investments	$(0.03)	0.18	0.69	(0.09)	(0.09)
Total income from investment operations	$0.75	0.73	1.30	0.60	0.72
Less distributions from:
Net investment income	$0.78	0.56	0.64	0.69	0.80
Net realized gain on investments	$—	0.05	0.02	—	—
Total distributions	$0.78	0.61	0.66	0.69	0.80
Net asset value, end of period	$15.56	15.59	15.47	14.83	14.92
Total Investment Return(2)%	4.96	4.80	8.93	4.15	4.92
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$918,621	736,740	172,975	11,106	2,411
Average borrowings (000’s)(3)	$325,044	34,767	20,771	17,655	19,797
Asset coverage per $1,000 of debt	$6,519	1,251	— *	689	3,220
Ratios to average net assets after reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(4)(5)%	1.50	1.34	1.36	1.42	1.47
Expenses (with interest and other fees related to revolving credit facility)(4)(5)%	2.20	1.45	1.43	1.63	1.73
Net investment income(4)(5)%	4.98	3.49	3.84	4.88	5.58
Ratios to average net assets before reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(4)(5)%	1.48	1.35	1.46	1.57	1.82
Expenses (with interest and other fees related to revolving credit facility)(4)(5)%	2.18	1.46	1.53	1.78	2.07
Net investment income(4)(5)%	5.00	3.48	3.74	4.73	5.26
Portfolio turnover rate%	82	82	72	60	65
Shares outstanding at end of period (000’s)	59,029	47,252	11,180	749	162

	Class B
	Year Ended February 28 or 29,					April 2, 2001(1) to February 28,
	2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$15.57	15.45		14.82	14.92	15.00
Income (loss) from investment operations:
Net investment income	$0.70	0.47	**	0.53	0.62	0.75
Net realized and unrealized gain (loss) on investments	$(0.04)	0.18	**	0.69	(0.10)	(0.10)
Total income from investment operations	$0.66	0.65		1.22	0.52	0.65
Less distributions from:
Net investment income	$0.70	0.48		0.57	0.62	0.73
Net realized gain on investments	$—	0.05		0.02	—	—
Total distributions	$0.70	0.53		0.59	0.62	0.73
Net asset value, end of period	$15.53	15.57		15.45	14.82	14.92
Total Investment Return(2)%	4.37	4.28		8.33	3.57	4.45
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$120,254	125,200		62,852	17,648	12,776
Average borrowings (000’s)(3)	$325,044	34,767		20,771	17,655	19,797
Asset coverage per $1,000 of debt	$6,519	1,251		— *	689	3,220
Ratios to average net assets after reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(4)(5)%	1.99	1.87		1.87	1.91	1.96
Expenses (with interest and other fees related to revolving credit facility)(4)(5)%	2.69	1.94		1.97	2.09	2.23
Net investment income(4)(5)%	4.45	2.93		3.47	4.12	5.19
Ratios to average net assets before reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(4)(5)%	1.97	2.13		2.22	2.31	2.29
Expenses (with interest and other fees related to revolving credit facility)(4)(5)%	2.67	2.19		2.31	2.49	2.54
Net investment income(4)(5)%	4.47	2.67		3.13	3.72	4.89
Portfolio turnover rate	% 82	82		72	60	65
Shares outstanding at end of period (000’s)	7,742	8,043		4,068	1,191	856

(1)  Commencement of operations.

(2)  Total investment returns are not annualized for periods of less than one year and do not include sales load.

(3)  Based on the active days of borrowing.

(4)  Annualized for periods less than one year.

(5)  The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses, subject to possible recoupment by the Investment Manager within three years to the following:

Class A – 0.90% of Managed Assets plus 0.45% of average daily net assets

Class B – 0.90% of Managed Assets plus 1.20% of average daily net assets

Class C – 0.90% of Managed Assets plus 0.95% of average daily net assets

Class Q – 0.90% of Managed Assets plus 0.45% of average daily net assets

*  There were no loans outstanding at period end.

**  Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

ING SENIOR INCOME FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended February 28 or 29,				April 2, 2001(1) to February 28,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$15.58	15.46	14.82	14.92	15.00
Income (loss) from investment operations:
Net investment income	$0.70	0.47	0.53	0.62	0.75
Net realized and unrealized gain (loss) on investments	$(0.03)	0.18	0.70	(0.10)	(0.10)
Total income from investment operations	$0.67	0.65	1.23	0.52	0.65
Less distributions from:
Net investment income	$0.70	0.48	0.57	0.62	0.73
Net realized gain on investments	$—	0.05	0.02	—	—
Total distributions	$0.70	0.53	0.59	0.62	0.73
Net asset value, end of period	$15.55	15.58	15.46	14.82	14.92
Total Investment Return(2)%	4.44	4.28	8.40	3.57	4.45
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$923,549	830,584	275,849	32,647	19,391
Average borrowings (000’s)(3)	$325,044	34,767	20,771	17,655	19,797
Asset coverage per $1,000 of debt	$6,519	1,251	— *	689	3,220
Ratios to average net assets after reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(4)(5)%	1.99	1.83	1.86	1.91	1.96
Expenses (with interest and other fees related to revolving credit facility)(4)(5)%	2.69	1.94	1.94	2.09	2.23
Net investment income(4)(5)%	4.46	2.88	3.38	4.19	5.20
Ratios to average net assets before reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(4)(5)%	1.97	1.83	1.96	2.06	2.29
Expenses (with interest and other fees related to revolving credit facility)(4)(5)%	2.67	1.95	2.04	2.24	2.54
Net investment income(4)(5)%	4.48	2.87	3.28	4.04	4.89
Portfolio turnover rate	% 82	82	72	60	65
Shares outstanding at end of period (000’s)	59,402	53,316	17,841	2,202	1,300

	Class Q
	Year Ended February 28 or 29,
	2006	2005	2004	2003	2002(6)
Per Share Operating Performance:
Net asset value, beginning of period	$15.52	15.41	14.79	14.89	15.30
Income (loss) from investment operations:
Net investment income	$0.78	0.52	0.63	0.69	0.81
Net realized and unrealized gain (loss) on investments	$(0.03)	0.20	0.65	(0.10)	(0.32)
Total income from investment operations	$0.75	0.72	1.28	0.59	0.49
Less distributions from:
Net investment income	$0.78	0.56	0.64	0.69	0.90
Net realized gain on investments	$—	0.05	0.02	—	—
Total distributions	$0.78	0.61	0.66	0.69	0.90
Net asset value, end of period	$15.49	15.52	15.41	14.79	14.89
Total Investment Return(2)%	4.97	4.75	8.82	4.09	3.73
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$184,586	183,017	157,051	215,341	215,029
Average borrowings (000’s)(3)	$325,044	34,767	20,771	17,655	19,797
Asset coverage per $1,000 of debt	$6,519	1,251	— *	689	3,220
Ratios to average net assets after reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(4)(5)%	1.49	1.34	1.40	1.41	1.43
Expenses (with interest and other fees related to revolving credit facility)(4)(5)%	2.19	1.45	1.54	1.59	1.63
Net investment income(4)(5)%	4.96	3.39	4.17	4.69	5.94
Ratios to average net assets before reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(4)(5)%	1.47	1.34	1.48	1.56	1.70
Expenses (with interest and other fees related to revolving credit facility)(4)(5)%	2.17	1.45	1.62	1.74	1.90
Net investment income(4)(5)%	4.98	3.38	4.09	4.54	5.67
Portfolio turnover rate	% 82	82	72	60	65
Shares outstanding at end of period (000’s)	11,918	11,789	10,188	14,559	14,439

(1)  Commencement of operations.

(2)  Total investment returns are not annualized for periods of less than one year and do not include sales load.

(3)  Based on the active days of borrowing.

(4)  Annualized for periods less than one year.

(5)  The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses, subject topossible recoupment by the Investment Manager within three years to the following:

Class A – 0.90% of Managed Assets plus 0.45% of average daily net assets

Class B – 0.90% of Managed Assets plus 1.20% of average daily net assets

Class C – 0.90% of Managed Assets plus 0.95% of average daily net assets

Class Q – 0.90% of Managed Assets plus 0.45% of average daily net assets

(6)  Effective March 30, 2001, the Management of the Fund effectuated a reverse stock split of 0.6656 of a Share for one Share. Prior period amounts have been restated to reflect the reverse stock split.

*  There were no loans outstanding at period end.

See Accompanying Notes to Financial Statements

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2006

NOTE 1 — ORGANIZATION

ING Senior Income Fund (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940 as amended, (the “1940 Act”), as a continuously-offered, diversified, closed-end, management investment company. The Fund invests at least 80% of its assets plus the amount of any borrowings, in U.S. dollar denominated, floating rate secured senior loans, which generally are not registered under the Securities Act of 1933 as amended (the “‘33 Act”), but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates. During the period December 15, 2000 through March 30, 2001, the Fund issued 19,933,953 Class Q shares to an affiliate of the Fund’s manager, ING Investments, LLC (the “Investment Manager”) in exchange for $200,000,000. Effective April 2, 2001, the Fund commenced the offering of Class A, Class B, Class C and Class Q shares to the public.

The Fund currently has four classes of shares; A, B, C and Q. Class A shares are subject to a sales charge of up to 2.50%. Class A shares purchased in excess of $1,000,000 are not subject to a sales charge but are subject to an Early Withdrawal Charge (“EWC”) of up to 1% within one year of purchase. Class A shares are issued upon conversion of Class B shares eight years after purchase or through an exchange of Class A shares of certain ING Funds. Class B shares are subject to an EWC of up to 3% over the five-year period after purchase and Class C shares are subject to an EWC of 1% during the first year after purchase.

To maintain a measure of liquidity, the Fund offers to repurchase between 5% and 25% of its outstanding common shares on a monthly basis. This is a fundamental policy that cannot be changed without shareholder approval. The Fund currently anticipates offerings to repurchase 5% of its outstanding common shares each month. The Fund may not repurchase more than 25% in any calendar quarter. Other than these monthly repurchases, no market for the Fund’s common shares is expected to exist. The separate classes of shares differ principally in their distribution fees and shareholder servicing fees. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata on the average daily net assets of each class, without distinction between share classes. Differences in the per share dividend rates generally result from differences in separate class expenses, including distribution fees and shareholder servicing fees.

Effective January 31, 2005, Class B common shares of the Fund became closed to new investment, provided that (1) Class B common shares of the Fund may be purchased through the reinvestment of dividends issued by the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B common shares of the Fund may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex for the Fund’s Class B common shares.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

A.                Senior Loan and Other Security Valuation. Senior loans held by the Fund are normally valued at the mean of the means of one or more bid and asked quotations obtained from a pricing service or other sources determined by the Board of Trustees to be independent and believed to be reliable. Loans for which reliable market value quotations are not readily available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued. The Fund has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the proxy procedure described above.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2006 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

It is expected that most of the loans held by the Fund will be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above. As of February 28, 2006, 99.97% of total investments were valued based on these procedures.

Prices from a pricing service may not be available for all loans and the Investment Manager may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Manager that the Investment Manager believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value as determined in good faith under procedures established by the Fund’s Board of Trustees and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Manager and monitored by the Fund’s Board of Trustees through its Valuation, Proxy and Brokerage Committee (formerly, Valuation and Proxy Committee).

In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower’s debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund’s rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower’s business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes towards the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower’s management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities other than senior loans for which reliable market value quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, and under procedures established by, the Board of Trustees of the Fund. Investments in securities maturing in 60 days or less from the date of valuation are valued at amortized cost, which, when combined with accrued interest, approximates market value. To the extent the Fund invests in other registered companies, the Fund’s NAV is calculated based on the current NAV of the registered investment company in which the Fund invests. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

B.                  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. The Fund records distributions to its shareholders on the ex-dividend date.

C.                  Security Transactions and Revenue Recognition. Revolver and delayed draw loans are booked on a settlement date basis. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and discount accretion are

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2006 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

determined by the effective yield method over the shorter of four years or the actual term of the loan. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the shorter of four years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date.

D.                 Federal Income Taxes. It is the Fund’s policy to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

E.                   Use of Estimates. Management of the Fund has made certain estimates and assumptions relating to the reporting of assets, liabilities, revenues, expenses and contingencies to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

NOTE 3 — INVESTMENTS

For the year ended February 28, 2006, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $2,481,653,064 and $1,937,604,549, respectively. At February 28, 2006, the Fund held senior loans valued at $2,588,497,820 representing 99.6% of its total investments. The market value of these assets is established as set forth in Note 2.

The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Warrants and shares of common stock held in the portfolio were acquired in conjunction with loans held by the Fund. Certain of these shares and warrants are restricted and may not be publicly sold without registration under the ‘33 Act, or without an exemption under the ‘33 Act. In some cases, these restrictions expire after a designated period of time after the issuance of the shares or warrants.

Dates of acquisition and cost or assigned basis of restricted securities are as follows:

	Date of Acquisition	Cost or Assigned Basis

Decision One Corporation — Common Shares	06/03/05	$295,535
Galey & Lord, Inc. — Common Shares	03/31/04	—
Murray’s Discount Auto Stores, Inc. — Escrow	08/11/03	71
Neoplan USA Corporation — Common Shares	08/31/04	—
Neoplan USA Corporation — Preferred B Shares	08/29/03	—
Neoplan USA Corporation — Preferred C Shares	08/29/03	40,207
Neoplan USA Corporation — Preferred D Shares	08/29/03	330,600
New World Restaurant Group, Inc. — Warrants	02/20/02	20
Norwood Promotional Products, Inc. — Common Shares	08/23/04	10,046
Safelite Glass Corporation — Common Shares	06/21/01	184,912
Safelite Realty Corporation — Common Shares	06/21/01	—
Total restricted securities excluding senior loans (market value of $7,368,622 was 0.3% of net assets at February 28, 2006).		$861,391

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2006 (continued)

NOTE 4 — MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Fund has entered into an Investment Management Agreement with the Investment Manager to provide advisory and management services. The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) (“Managed Assets”). The Fund is sub-advised by ING Investment Management Co. (“ING IM”). Under the Sub-Advisory Agreement, ING IM is responsible for managing the assets of the Fund in accordance with its investment objective and policies, subject to oversight by the Investment Manager. Both ING IM and the Investment Manager are indirect, wholly-owned subsidiaries of ING Groep N.V. and affiliates of each other.

The Fund has also entered into an Administration Agreement with ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep N.V., to provide administrative services. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.10% of the Fund’s Managed Assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (the “Distributor”) is reimbursed or compensated (depending on the class of shares) by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees (“Service Fees”) paid to securities dealers who executed a distribution agreement with the Distributor. Under the 12b-1 plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class B	Class C	Class Q
0.25%	1.00%	0.75%	0.25%

During the year ended February 28, 2006, the Distributor waived 0.25% of the Service Fee on Class B shares only.

NOTE 6 — EXPENSE LIMITATIONS

The Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage commissions, leverage expenses, other investment-related costs and extraordinary expenses, to the following:

Class A	—	0.90% of Managed Assets plus 0.45% of average daily net assets
Class B	—	0.90% of Managed Assets plus 1.20% of average daily net assets
Class C	—	0.90% of Managed Assets plus 0.95% of average daily net assets
Class Q	—	0.90% of Managed Assets plus 0.45% of average daily net assets

As of February 28, 2006, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

February 28,
2007	2008	2009	Total
$117,524	$157,969	$—	$275,493

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2006 (continued)

NOTE 7 — COMMITMENTS

The Fund has entered into a one-year revolving credit agreement, collateralized by assets of the Fund, to borrow up to $750 million maturing April 30, 2006. Borrowing rates under this agreement are based on a commercial paper pass through rate plus 0.25% on the funded portion. A facility fee of 0.15% is charged on the entire facility. There was $389 million of borrowings outstanding at February 28, 2006 at a rate of 4.90%, excluding other fees related to the entire facility. Average borrowings for the year ended February 28, 2006 were $325,043,836 and the average annualized interest rate was 4.37%, excluding other fees related to the entire facility.

NOTE 8 — SENIOR LOAN COMMITMENTS

At February 28, 2006, the Fund had unfunded loan commitments pursuant to the terms of the following loan agreements:

Aftermarket Technology Corporation	$1,750,000
Baker & Taylor, Inc.	1,023,682
Baker Tanks, Inc.	510,000
Builders Firstsource, Inc.	1,500,000
Dex Media West, LLC	935,303
Eastman Kodak Company	3,176,471
Federal-Mogul Corporation	2,030,000
FSC Acquisition, LLC	300,220
Hearthstone Housing Partners II, LLC	3,617,647
Hertz Corporation	1,000,000
Interstate Bakeries Corporation	2,500,000
JohnsonDiversey, Inc.	508,666
Kerasotes Theatres, Inc.	$1,125,000
Navistar International Corporation	4,926,024
Owens-Illinois Group, Inc.	93
Primedia, Inc.	2,439,194
Rural Cellular Corporation	66,667
Sears Canada, Inc.	4,500,000
Syniverse Holding LLC	1,500,000
Trump Entertainment Resorts Holdings L.P.	1,741,250
Vertafore, Inc.	555,556
Yonkers Racing Corporation	991,465
$36,697,238

NOTE 9 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At February 28, 2006, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Distribution and Service Fees	Total
$1,569,515	$196,189	$804,514	$2,570,218

The Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended.

NOTE 10 — CUSTODIAL AGREEMENT

State Street Bank and Trust Company (“SSB”) serves as the Fund’s custodian and recordkeeper. Custody fees paid to SSB may be reduced by earnings credits based on the cash balances held by SSB for the Fund. There were no earning credits for the year ended February 28, 2006.

NOTE 11 — SUBORDINATED LOANS AND UNSECURED LOANS

The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Fund may invest up to 10% of its total assets, measured at the time of investment, in subordinated loans and up to 10% of its total assets, measured at the time of investment, in unsecured loans. As of February 28, 2006, the Fund held 0.40% of its total assets in subordinated loans and unsecured loans.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2006 (continued)

NOTE 12 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B
	Year Ended February 28,	Year Ended February 28,	Year Ended February 28,	Year Ended February 28,
	2006	2005	2006	2005
Number of Shares
Shares sold	31,514,689	45,019,222	1,200,449	4,821,925
Dividends reinvested	1,898,903	788,747	239,725	156,144
Shares redeemed	(21,636,099)	(9,735,823)	(1,741,409)	(1,002,526)
Net increase (decrease) in shares outstanding	11,777,493	36,072,146	(301,235)	3,975,543
Dollar Amount ($)
Shares sold	$489,981,974	$698,962,403	$18,629,961	$74,699,998
Dividends reinvested	28,952,268	12,229,952	3,673,529	2,420,379
Shares redeemed	(336,384,874)	(151,275,068)	(27,037,514)	(15,545,425)
Net increase (decrease)	$182,549,368	$559,917,287	$(4,734,024)	$61,574,952

	Class C		Class Q
	Year Ended February 28,	Year Ended February 28,	Year Ended February 28,	Year Ended February 28,
	2006	2005	2006	2005
Number of Shares
Shares sold	21,990,018	40,188,013	6,157,327	15,769,611
Dividends reinvested	1,896,487	960,495	139,868	202,240
Shares redeemed	(17,801,097)	(5,673,352)	(6,168,276)	(14,371,320)
Net increase in shares outstanding	6,085,408	35,475,156	128,919	1,600,531
Dollar Amount ($)
Shares sold	$341,614,102	$623,309,711	$95,301,102	$243,721,354
Dividends reinvested	29,009,463	14,895,319	2,069,577	3,124,368
Shares redeemed	(276,458,120)	(88,054,810)	(95,529,401)	(222,232,384)
Net increase	$94,165,445	$550,150,220	$1,841,278	$24,613,338

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of February 28, 2006:

Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains/(Losses)
$	$(8,254)	$8,254

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year ended February 28, 2006		Year ended February 28, 2005
Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
$96,285,686	$120,627	$47,736,711	$736,153

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2006 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of February 28, 2006 were:

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
$1,439,900	$26,867,090	$(1,560,405)	$(2,774,928)	2014

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S US MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates had received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2006 (continued)

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Board that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                       Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                       ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                       In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                       ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                       ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                       The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel,

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2006 (continued)

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                       ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                       ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 15 — SUBSEQUENT EVENTS

DIVIDENDS DECLARED

Subsequent to February 28, 2006, the Fund declared the following dividends:

Per Share Amount	Type	Declaration Date	Record Date	Payable Date
$0.07983 (A)	NII	Daily	Daily	April 3, 2006
$0.07322 (B)	NII	Daily	Daily	April 3, 2006

NII — Net Investment Income

(A) For Class A and Q shares.

(B) For Class B and C shares.

ING Senior Income Fund

ADDITIONAL INFORMATION

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006

Senior Loans*: 120.6%			Bank Loan Ratings† (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Aerospace & Defense: 1.3%
		Arinc, Inc.	Ba3	BB
$982,500		Term Loan, 6.200%, maturing March 10, 2011			$996,624
	(2)	Delta Air Lines, Inc.	Ba3	B+
2,000,000		Debtor in Possession Term Loan, 11.010%, maturing March 16, 2008			2,088,334
		Dyncorp, Inc.	B2	B+
3,971,658		Term Loan, 6.813%-7.438%, maturing February 11, 2011			4,014,683
		Hexcel Corporation	Ba3	BB-
1,233,333		Term Loan, 6.313%-6.500%, maturing March 01, 2012			1,247,208
		IAP Worldwide Services, Inc.	B2	B+
2,000,000		Term Loan, 7.625%, maturing December 30, 2012			2,023,750
		K&F Industries, Inc.	B2	B+
4,562,500		Term Loan, 6.860%-6.870%, maturing November 18, 2012			4,623,811
		Spirit Aerosystems Holdings, Inc.	B1	BB-
1,160,833		Term Loan, 6.850%, maturing December 31, 2011			1,178,609
		Standard Aero Holdings, Inc.	B2	B+
1,260,684		Term Loan, 6.830%-6.960%, maturing August 20, 2012			1,253,199
		Transdigm, Inc.	B1	B+
3,435,066		Term Loan, 6.820%-6.923%, maturing July 22, 2010			3,486,056
	(2),(3),(4)	United Air Lines, Inc.	B1	B+
5,000,000		Debtor in Possession Term Loan, maturing March 31, 2006			5,092,500
		Wyle Holdings, Inc.	NR	B+
1,985,000		Term Loan, 7.330%-7.440%, maturing January 28, 2011			2,017,256
					28,022,030
Automobile: 4.6%
		Accuride Corporation	B1	B+
6,030,909		Term Loan, 6.250%-6.750%, maturing January 31, 2012			6,110,819
		Aftermarket Technology Corporation	Ba3	BB-
434,027		Term Loan, 6.470%, maturing February 08, 2007			435,655
800,892		Term Loan, 7.220%-7.330%, maturing February 08, 2008			810,903
1,193,674		Term Loan, 7.220%-7.330%, maturing February 08, 2008			1,208,595
	(2)	Collins & Aikman Products Company	NR	NR
2,000,000		Debtor in Possession Term Loan, 7.500%-7.563%, maturing May 17, 2007			2,016,666
		Dura Operating Corporation	B3	B
4,000,000		Term Loan, 8.070%, maturing May 03, 2011			4,015,000

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings† (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Automobile: (continued)
	(2)	Federal-Mogul Corporation	NR	BBB+
$1,500,000		Debtor in Possession Term Loan, 6.563%, maturing December 09, 2006			$1,506,796
2,970,000		Debtor in Possession Term Loan, 6.813%-7.000%, maturing December 09, 2006			2,962,575
		Goodyear Tire & Rubber Company	Ba3	BB
5,500,000		Term Loan, 4.290%, maturing April 30, 2010			5,560,401
		Goodyear Tire & Rubber Company	B2	B+
10,500,000		Term Loan, 7.060%, maturing April 30, 2010			10,659,684
		Hertz Corporation	Ba2	BB
1,500,000		Term Loan, 4.500%, maturing December 21, 2012			1,525,235
8,500,000		Term Loan, 6.830%-6.960%, maturing December 21, 2012			8,642,995
		Keystone Automotive Industries, Inc.	B2	B+
809,142		Term Loan, 6.997%-7.070%, maturing October 30, 2009			812,682
1,500,000		Term Loan, 7.105%, maturing October 30, 2010			1,506,562
		Motorsport Aftermarket Group, Inc.	B2	B
1,978,861		Term Loan, 7.780%-7.860%, maturing December 15, 2011			1,989,992
	(2)	RJ Tower Corporation	Ba3	BBB
9,000,000		Debtor in Possession Term Loan, 7.250%, maturing February 02, 2007			9,183,213
	(4)	Safelite Glass Corporation	B3	B+
5,395,622		Term Loan, 8.520%, maturing September 30, 2007			5,328,177
14,201,298		Term Loan, 9.020%, maturing September 30, 2007			14,023,782
		Tenneco Automotive, Inc.	B1	B+
535,967		Term Loan, 6.820%, maturing December 12, 2010			544,342
1,129,257		Term Loan, 7.020%, maturing December 12, 2010			1,146,902
		TRW Automotive Acquisitions Corporation	Ba2	BB+
7,425,000		Term Loan, 6.000%, maturing October 31, 2010			7,467,694
4,000,000		Term Loan, 6.125%, maturing June 30, 2012			4,006,252
2,967,519		Term Loan, 6.250%, maturing June 30, 2012			2,975,967
		United Components, Inc.	B1	BB-
1,808,333		Term Loan, 7.220%, maturing June 30, 2010			1,838,285
		Visteon Corporation	B2	B+
2,000,000		Term Loan, 9.180%, maturing June 20, 2007			2,026,000
					98,305,174
Beverage, Food & Tobacco: 3.1%
		Commonwealth Brands, Inc.	B1	B+
11,870,000		Term Loan, 7.000%, maturing December 22, 2012			12,025,794

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings† (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Beverage, Food & Tobacco: (continued)
	Constellation Brands, Inc.	Ba2	BB
$ 12,811,149	Term Loan, 5.750%-6.313%, maturing November 30, 2011			$ 12,992,106
	Dr. Pepper Bottling Company of Texas, Inc.	B1	BB-
4,219,879	Term Loan, 6.570%, maturing December 19, 2010			4,283,177
	Golden State Foods Corporation	B1	B+
4,421,250	Term Loan, 6.418%, maturing February 28, 2011			4,465,462
	Keystone Foods Holdings, LLC	Ba3	B+
4,118,706	Term Loan, 6.313%-6.375%, maturing June 16, 2011			4,175,338
	Le-Natures, Inc.	B1	B
689,987	Term Loan, 7.880%-9.500%, maturing June 23, 2010			701,200
310,013	Term Loan, 7.260%-9.500%, maturing June 23, 2010			315,050
	Michael Foods, Inc.	B1	B+
3,738,255	Term Loan, 6.501-6.671%, maturing November 21, 2010			3,791,215
	Pierre Foods, Inc.	B1	B+
5,559,167	Term Loan, 5.560%, maturing June 30, 2010			5,633,871
	Southern Wine & Spirits of America, Inc.	Ba3	BB+
6,451,250	Term Loan, 5.530%, maturing May 31, 2012			6,520,801
	Sturm Foods, Inc.	B2	B+
1,492,500	Term Loan, 7.250%, maturing May 26, 2011			1,515,820
	Sturm Foods, Inc.	B3	B-
500,000	Term Loan, 11.500%, maturing May 26, 2012			507,500
	Vitaquest International, LLC	B2	B
2,452,893	Term Loan, 7.940%-9.750%, maturing March 17, 2011			2,446,761
	WM Bolthouse Farms, Inc.	B2	B+
6,000,000	Term Loan, 7.125%, maturing December 16, 2012			6,100,002
				65,474,097
Buildings & Real Estate: 6.0%
	Atrium Companies, Inc.	B2	B
3,859,126	Term Loan, 7.780%-7.850%, maturing December 28, 2011			3,880,834
	Builders Firstsource, Inc.	B1	BB-
888,889	Term Loan, 7.030%, maturing August 11, 2011			891,111
	Building Materials Holding Corporation	Ba2	BB
2,925,000	Term Loan, 6.280%, maturing June 30, 2010			2,957,906
	Capital Automotive REIT	Ba1	BB+
18,000,000	Term Loan, 6.340%, maturing December 16, 2010			18,106,884
	Champion Home Builders Company	B1	B+
1,625,000	Term Loan, 4.427%, maturing October 31, 2012			1,637,188

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings† (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Buildings & Real Estate: (continued)
$1,745,625		Term Loan, 7.105%, maturing October 31, 2012			$1,758,717
	(3),(4)	Contech Construction Products, Inc.	B1	B+
2,750,000		Term Loan, maturing January 31, 2013			2,786,094
		Custom Building Products, Inc.	B1	B+
4,989,798		Term Loan, 6.777%-6.855%, maturing October 29, 2011			5,030,340
		Euramax International, Inc.	B2	B
1,133,895		Term Loan, 7.241%, maturing June 29, 2012			1,136,730
		Headwaters, Inc.	B1	B+
5,613,302		Term Loan, 6.860%, maturing April 30, 2011			5,660,078
		Hearthstone Housing Partners II, LLC	NR	NR
3,882,353		Term Loan, 6.605%, maturing December 01, 2007			3,872,647
		Lion Gables Realty, L.P.	Ba2	BB+
20,211,579		Term Loan, 6.320%, maturing September 30, 2006			20,341,519
		Macerich Partnership, L.P.	NR	BB+
2,500,000		Term Loan, 6.125%, maturing April 25, 2010			2,517,707
		Maguire Properties, Inc.	Ba2	BB
3,244,444		Term Loan, 6.320%, maturing March 15, 2010			3,267,967
		Masonite International Corporation	B2	BB-
7,437,415		Term Loan, 6.527%-6.630%, maturing April 05, 2013			7,321,205
7,450,085		Term Loan, 6.527%-6.630%, maturing April 05, 2013			7,333,677
		NCI Building Systems, Inc.	Ba2	BB
3,648,000		Term Loan, 5.950%-6.320%, maturing June 18, 2010			3,671,942
		Newkirk Master, L.P.	Ba2	BB+
1,290,709		Term Loan, 6.377%, maturing August 11, 2008			1,302,271
1,075,643		Term Loan, 6.377%, maturing August 11, 2008			1,085,278
		Nortek, Inc.	B2	B
10,836,358		Term Loan, 6.940%-8.750%, maturing August 27, 2011			10,937,949
	(3),(4)	PGT Industries, Inc.	B2	B+
2,630,214		Term Loan, maturing February 14, 2012			2,669,667
		Pivotal Promontory, LLC	B1	B+
2,244,375		Term Loan, 7.355%, maturing August 31, 2010			2,238,764
		Shea Capital I, LLC	Ba2	BB-
1,000,000		Term Loan, 6.690%, maturing October 27, 2011			1,006,563
		Spanish Peaks, LLC	B1	B+
287,541		Term Loan, 4.427%, maturing August 09, 2011			289,608
286,244		Term Loan, 6.720%-7.500%, maturing August 09, 2011			288,302

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings† (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Buildings & Real Estate: (continued)
	St. Marys Cement, Inc.	B1	BB-
$5,397,387	Term Loan, 6.020%, maturing December 04, 2009			$5,485,094
	Trustreet Properties, Inc.	Ba3	BB
6,500,000	Term Loan, 6.570%, maturing April 08, 2010			6,565,000
	Werner Holdings Company, Inc.	Caa1	B-
435,394	Term Loan, 8.740%, maturing June 11, 2009			434,305
	Yellowstone Mountain Club	B1	BB-
3,388,000	Term Loan, 6.980%, maturing September 30, 2010			3,405,645
				127,880,992
Cargo Transport: 0.9%
	Baker Tanks, Inc.	B2	B
3,491,250	Term Loan, 7.021%-7.200%, maturing November 22, 2012			3,541,437
	Helm Holding Corporation	B2	B+
988,989	Term Loan, 7.150%-7.215%, maturing July 08, 2011			1,002,588
	Horizon Lines, LLC	B2	B
2,462,500	Term Loan, 6.780%, maturing July 07, 2011			2,497,386
	Kansas City Southern Railway Company	Ba3	BB+
1,494,900	Term Loan, 6.070%-6.150%, maturing March 30, 2008			1,503,620
	Kenan Advantage Group, Inc.	B3	B+
1,000,000	Term Loan, 7.504%, maturing December 16, 2011			1,010,000
	Neoplan USA Corporation	NR	NR
497,738	Term Loan, 10.036%, maturing June 30, 2006			497,737
	Pacer International, Inc.	Ba3	BB
1,235,088	Term Loan, 6.250%-8.250%, maturing June 10, 2010			1,244,352
	Railamerica, Inc.	Ba3	BB
366,252	Term Loan, 7.063%, maturing September 29, 2011			372,051
3,098,293	Term Loan, 7.063%, maturing September 29, 2011			3,147,348
	Sirva Worldwide, Inc.	B2	B+
577,173	Term Loan, 8.550%-8.570%, maturing December 01, 2010			557,453
	Transport Industries, L.P.	B2	B+
2,092,969	Term Loan, 7.188%, maturing September 30, 2011			2,117,823
	United States Shipping, LLC	Ba3	BB-
1,889,085	Term Loan, 6.200%, maturing April 30, 2010			1,909,156
				19,400,951
Cellular: 2.7%
	Cellular South, Inc.	Ba3	B+
3,080,488	Term Loan, 6.269%-8.000%, maturing May 04, 2011			3,122,845

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings† (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Cellular: (continued)
		Centennial Cellular Operating Company	B1	B
$15,581,024		Term Loan, 6.450%-7.230%, maturing February 09, 2011			$15,810,408
		Cricket Communications, Inc.	B1	B-
11,385,000		Term Loan, 7.027%, maturing January 10, 2011			11,551,505
		IWO Holdings, Inc.	B3	A-
3,175,000		Floating Rate Note, 8.350%, maturing January 15, 2012			3,305,969
		Nextel Partners Operating Corporation	Ba1	BBB-
6,500,000		Term Loan, 5.910%, maturing May 31, 2012			6,521,665
		Ntelos, Inc.	B1	B
4,455,000		Term Loan, 7.110%, maturing August 24, 2011			4,504,005
		Rogers Wireless, Inc.	Ba2	BB
2,500,000		Floating Rate Note, 7.616%, maturing December 15, 2010			2,587,500
		Rural Cellular Corporation	B2	B-
1,500,000		Floating Rate Note, 8.991%, maturing March 15, 2010			1,530,000
1,933,333		Revolver, 7.690%, maturing March 25, 2010			1,909,166
		Triton PCS, Inc.	B2	B-
4,459,975		Term Loan, 7.860%, maturing November 18, 2009			4,489,941
		US Unwired, Inc.	B2	A-
1,750,000		Term Loan, 8.741%, maturing June 15, 2010			1,802,500
					57,135,504
Chemicals, Plastics & Rubber: 8.6%
	(4)	Basell Finance Company	Ba3	B+
1,250,000		Term Loan, 7.310%, maturing September 07, 2013			1,272,656
250,000		Term Loan, 7.310%, maturing September 07, 2013			254,531
1,250,000		Term Loan, 7.668%, maturing September 07, 2014			1,272,656
250,000		Term Loan, 7.668%, maturing September 07, 2014			254,531
		Brenntag Holdings GMBH & Co.	B2	B+
1,767,273		Term Loan, 7.070%, maturing January 17, 2014			1,795,328
5,432,727		Term Loan, 7.070%, maturing January 17, 2014			5,518,972
	(4)	Celanese, AG	B1	B+
15,808,386		Term Loan, 6.527%, maturing April 06, 2011			16,013,895
6,500,000		Term Loan, 4.461%, maturing April 06, 2009			6,597,500

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings† (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Chemicals, Plastics & Rubber: (continued)
		Compass Minerals Group, Inc.	B1	BB-
$3,000,000		Term Loan, 6.020%-6.080%, maturing December 22, 2012			$3,020,625
		Covalence Specialty Materials Corporation	B1	B+
500,000		Term Loan, 7.875%, maturing February 10, 2013			2,027,916
		Covalence Specialty Materials Corporation	B2	B-
2,000,000		Term Loan, 6.375%, maturing February 10, 2013			513,542
		Hawkeye Renewables, LLC	B2	B
5,500,000		Term Loan, 7.835%, maturing January 31, 2012			5,482,813
		Hercules, Inc.	Ba1	BB
6,440,101		Term Loan, 6.277%-6.310%, maturing October 08, 2010			6,497,791
	(4)	Hexion Specialty Chemicals, Inc.	B1	BB-
728,103		Term Loan, 4.290%, maturing May 31, 2012			740,163
3,042,742		Term Loan, 7.125%, maturing May 31, 2012			3,093,139
4,201,882		Term Loan, 7.063%, maturing May 31, 2012			4,271,478
		Huntsman International, LLC	Ba3	BB-
32,121,800		Term Loan, 6.320%, maturing August 16, 2012			32,347,648
	(3),(4)	Ineos US Finance, LLC	Ba2	B+
4,200,000		Term Loan, maturing February 21, 2013			4,245,499
4,500,000		Term Loan, maturing February 21, 2014			4,564,688
4,500,000		Term Loan, maturing February 21, 2015			4,564,688
		Innophos, Inc.	B2	B
3,312,688		Term Loan, 6.780%-6.860%, maturing August 13, 2010			3,359,619
		Invista, B.V.	Ba3	BB
7,677,498		Term Loan, 6.375%, maturing April 29, 2011			7,775,064
3,902,717		Term Loan, 6.375%, maturing April 29, 2011			3,952,312
	(3),(4)	ISP Chemco, Inc.	Ba3	BB-
5,000,000		Term Loan, maturing February 16, 2013			5,053,125
		JohnsonDiversey, Inc.	B1	B+
8,369,007		Term Loan, 7.130%-7.190%, maturing December 16, 2011			8,468,389
		Kraton Polymers, LLC	B1	B+
2,174,599		Term Loan, 6.625%-7.063%, maturing December 23, 2010			2,207,218
		Nalco Company	B1	BB-
15,719,650		Term Loan, 6.250%-6.480%, maturing November 04, 2010			15,897,581
		Polypore, Inc.	B2	B
6,084,932		Term Loan, 7.530%, maturing November 12, 2011			6,138,175

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings† (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Chemicals, Plastics & Rubber: (continued)
		PQ Corporation	B1	B+
$2,481,250		Term Loan, 6.563%, maturing February 11, 2012			$2,513,817
		Rockwood Specialties Group, Inc.	B1	B+
18,438,750		Term Loan, 6.668%, maturing December 13, 2013			18,698,054
		Supresta, LLC	B1	B
5,163,750		Term Loan, 7.530%, maturing July 20, 2011			5,189,569
					183,602,982
Containers, Packaging & Glass: 4.6%
		Berry Plastics Corporation	B1	B+
5,970,000		Term Loan, 6.447%, maturing December 02, 2011			6,058,929
		Boise Cascade Corporation	Ba3	BB
7,275,836		Term Loan, 6.281%-6.375%, maturing October 29, 2011			7,377,945
		BWAY Corporation	B1	B+
1,102,000		Term Loan, 6.813%, maturing June 30, 2011			1,117,669
		Graham Packaging Company, L.P.	B2	B
22,329,975		Term Loan, 6.750%-6.938%, maturing October 07, 2011			22,650,968
		Graphic Packaging International, Inc.	B1	B+
17,871,492		Term Loan, 6.716%-7.190%, maturing August 08, 2010			18,179,453
		Intertape Polymer Group, Inc.	Ba3	B+
2,715,625		Term Loan, 6.730%-6.800%, maturing July 28, 2011			2,755,227
		Owens-Illinois Group, Inc.	B1	BB-
1,443,491		Term Loan, 6.350%, maturing April 01, 2007			1,450,106
3,450,711		Term Loan, 6.350%, maturing April 01, 2008			3,472,817
		Pro Mach, Inc.	B1	B
2,475,000		Term Loan, 7.330%, maturing December 01, 2011			2,505,937
		Smurfit-Stone Container Corporation	Ba3	B+
9,400,252		Term Loan, 6.750%-6.875%, maturing November 01, 2011			9,533,030
3,188,976		Term Loan, 6.750%-6.875%, maturing November 01, 2011			3,234,021
		Solo Cup, Inc.	B2	B+
10,797,851		Term Loan, 7.027%, maturing February 27, 2011			10,912,578
		U.S. Can Company	B3	B
4,431,124		Term Loan, 8.360%, maturing January 15, 2010			4,469,897
	(4)	Xerium Technologies, Inc.	B1	B+
4,451,803		Term Loan, 6.777%, maturing May 18, 2012			4,447,632
					98,166,209

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings† (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Data and Internet Services: 2.7%
		Aspect Software, Inc.	B2	B
$1,500,000		Term Loan, 6.563%, maturing September 22, 2010			$1,517,344
		Nasdaq Stock Market, Inc.	Ba2	BBB-
8,500,000		Term Loan, 6.000%-6.188%, maturing December 08, 2011			8,586,768
		Sungard Data Systems, Inc.	B1	B+
37,810,000		Term Loan, 7.215%, maturing February 11, 2013			38,395,715
		Transaction Network Services, Inc.	Ba3	BB-
3,088,853		Term Loan, 6.480%, maturing May 04, 2012			3,104,297
		Worldspan, L.P.	B2	B
6,297,977		Term Loan, 7.188%-7.500%, maturing February 11, 2010			6,191,699
					57,795,823
Diversified Natural Resources, Precious Metals & Minerals: 2.3%
	(3),(4)	Georgia-Pacific Corporation	Ba2	BB-
42,000,000		Term Loan, maturing December 20, 2012			42,374,514
	(3),(4)	Georgia-Pacific Corporation	Ba3	B+
6,500,000		Term Loan, maturing December 20, 2013			6,640,342
					49,014,856
Diversified / Conglomerate Manufacturing: 2.9%
		Axia, Inc.	B2	B
2,500,000		Term Loan, 7.870%, maturing December 21, 2012			2,506,250
		Brand Services, Inc.	B2	B
781,393		Term Loan, 7.200%-7.527%, maturing January 15, 2012			793,276
		Chart Industries, Inc.	B1	B+
2,916,667		Term Loan, 6.625%-6.831%, maturing October 17, 2012			2,976,824
		Cinram International, Inc.	Ba3	BB
5,778,063		Term Loan, 6.660%, maturing September 30, 2009			5,846,377
		Dayco Products, LLC	B1	B+
466,037		Term Loan, 7.180%-7.710%, maturing June 23, 2011			472,299
		Dresser Rand, Inc.	B1	B+
895,995		Term Loan, 6.527%-6.964%, maturing October 29, 2007			912,235
		Dresser, Inc.	Ba3	B+
1,083,731		Term Loan, 7.110%, maturing April 10, 2009			1,102,697
		Flowserve Corporation	Ba3	BB-
3,784,293		Term Loan, 6.188%-6.500%, maturing August 10, 2012			3,836,918
		Gentek, Inc.	B2	B+
2,354,071		Term Loan, 6.760%-7.500%, maturing February 28, 2011			2,374,302

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings† (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Diversified / Conglomerate Manufacturing: (continued)
	Goodman Global Holdings, Inc.	B2	B+
$2,668,929	Term Loan, 6.940%, maturing December 23, 2011			$2,691,449
	Mueller Group, Inc.	B2	B+
13,965,000	Term Loan, 6.466%-7.060%, maturing October 03, 2012			14,153,276
	Norcross Safety Products, LLC	B1	BB-
3,844,571	Term Loan, 6.823%-8.250%, maturing June 30, 2012			3,873,405
	RLC Industries Company	Ba3	BBB-
1,284,134	Term Loan, 6.027%, maturing February 24, 2010			1,291,357
	Sensus Metering Systems, Inc.	B2	B+
1,626,087	Term Loan, 7.070%-7.440%, maturing December 17, 2010			1,643,873
210,217	Term Loan, 7.220%-7.440%, maturing December 17, 2010			212,517
	Springs Window Fashions, LLC	B1	B+
1,000,000	Term Loan, 7.313%, maturing December 30, 2012			1,003,750
	Universal Compression, Inc.	Ba2	BB
6,947,514	Term Loan, 6.030%, maturing February 15, 2012			7,030,884
	Walter Industries, Inc.	Ba3	B+
8,992,500	Term Loan, 6.216%-6.690%, maturing October 03, 2012			9,096,480
				61,818,169
Diversified / Conglomerate Service: 2.9%
	Affinion Group Holdings, Inc.	B1	B+
3,906,977	Term Loan, 7.320%-7.500%, maturing October 17, 2012			3,906,977
	Carey International, Inc.	B3	B-
2,487,500	Term Loan, 8.500%-10-250%, maturing May 11, 2012			2,412,875
	CCC Information Services, Inc.	B1	B
1,000,000	Term Loan, 7.070%, maturing December 20, 2012			1,015,313
	Fidelity National Information Solutions, Inc.	Ba3	BB
32,917,782	Term Loan, 6.320%, maturing March 09, 2013			33,189,090
	Iron Mountain, Inc.	B2	BB-
5,925,000	Term Loan, 6.344%, maturing April 02, 2011			5,978,076
5,240,000	Term Loan, 6.563%, maturing April 02, 2011			5,291,583
	Mitchell International, Inc.	B1	B+
1,229,181	Term Loan, 6.530%, maturing August 15, 2011			1,246,851
	US Investigations Services, LLC	B2	B+
4,488,750	Term Loan, 7.000%, maturing October 14, 2012			4,530,832

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings† (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Diversified / Conglomerate Service: (continued)
	Vertafore, Inc.	B1	B
$1,344,444	Term Loan, 7.105%-7.310%, maturing January 31, 2012			$1,362,090
	Vertafore, Inc.	B3	CCC+
500,000	Term Loan, 10.810%-10.980%, maturing January 31, 2013			506,562
	Workflow Management, Inc.	B2	BB-
3,500,000	Term Loan, 8.660%, maturing November 30, 2011			3,508,750
				62,948,999
Ecological: 1.5%
	Allied Waste North America, Inc.	B1	BB
15,066,564	Term Loan, 6.090%-6.970%, maturing January 15, 2012			15,239,980
6,162,930	Term Loan, 6.030%, maturing January 15, 2012			6,238,044
	Envirosolutions, Inc.	B2	B-
2,750,000	Term Loan, 7.980%-8.069%, maturing July 07, 2012			2,791,250
	Great Lakes Dredge & Dock Corp.	B3	CCC+
2,153,872	Term Loan, 7.910%-8.240%, maturing December 22, 2010			2,184,834
	IESI Corporation	B1	BB
1,800,000	Term Loan, 6.600%-6.770%, maturing January 14, 2012			1,821,939
	Wastequip, Inc.	B2	B+
746,250	Term Loan, 7.027%-7.105%, maturing July 15, 2011			755,578
	Wastequip, Inc.	B3	B-
500,000	Term Loan, 10.527%, maturing July 15, 2012			507,500
	WCA Waste Systems, Inc.	B2	B
3,473,750	Term Loan, 7.530%, maturing April 28, 2011			3,482,434
				33,021,559
Electronics: 1.0%
	Decision One Corporation	NR	NR
388,765	Term Loan, 12.000%, maturing April 15, 2010			388,765
	Eastman Kodak Company	Ba3	B+
10,347,596	Term Loan, 6.610%-6.851%, maturing October 18, 2012			10,466,158
	Invensys International Holdings, Ltd.	Ba3	B+
560,259	Term Loan, 7.791%, maturing September 05, 2009			568,663
	ON Semiconductor Corporation	B2	B+
9,855,531	Term Loan, 7.140%, maturing December 15, 2011			9,944,852
				21,368,438

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings† (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Farming & Agriculture: 0.3%
	AGCO Corporation	Ba1	BB+
$4,540,833	Term Loan, 6.277%, maturing March 31, 2008			$4,591,918
	Vicar Operating, Inc.	Ba3	BB-
2,631,240	Term Loan, 6.125%, maturing May 16, 2011			2,657,552
				7,249,470
Finance: 1.0%
	Ameritrade Holding Corporation	Ba1	BB
9,000,000	Term Loan, 6.080%, maturing December 31, 2012			9,065,817
	LPL Holdings, Inc.	B2	B
7,500,000	Term Loan, 7.769%-8.130%, maturing June 28, 2013			7,542,188
	Rent-A-Center, Inc.	Ba2	BB+
3,940,000	Term Loan, 5.760%-6.410%, maturing June 30, 2010			3,985,802
				20,593,807
Foreign Cable, Foreign TV, Radio and Equipment: 0.4%
	NTL Investment Holding Ltd.	B1	BB-
6,600,000	Term Loan, 7.570%, maturing April 13, 2012			6,637,125
	Telewest Communications, PLC	B1	BB
1,700,000	Term Loan, 6.565%, maturing December 22, 2012			1,700,309
1,300,000	Term Loan, 7.315%, maturing December 22, 2013			1,303,930
				9,641,364
Gaming: 3.4%
	Ameristar Casinos, Inc.	Ba3	BB+
3,000,000	Term Loan, 6.191%, maturing November 10, 2012			3,031,875
	Boyd Gaming Corporation	Ba2	BB
4,925,000	Term Loan, 5.700%-6.027%, maturing June 30, 2011			4,984,509
	CCM Merger, Inc.	B1	B+
10,962,467	Term Loan, 6.450%-6.800%, maturing July 13, 2012			11,065,240
	Global Cash Access, LLC	Ba3	B+
1,946,097	Term Loan, 6.855%, maturing March 10, 2010			1,972,856
	Green Valley Ranch Gaming, LLC	NR	NR
982,575	Term Loan, 6.527%, maturing December 17, 2011			996,085
	Herbst Gaming, Inc.	B1	B+
2,977,500	Term Loan, 6.200%-6.527%, maturing January 31, 2011			3,016,580
	Isle of Capri Black Hawk, LLC	B1	B+
1,828,750	Term Loan, 6.480%-6.810%, maturing October 24, 2011			1,842,466

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings† (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Gaming: (continued)
	Isle of Capri Casinos, Inc.	Ba2	BB-
$995,000	Term Loan, 6.277%, maturing
	February 04, 2011			$1,009,054
1,485,000	Term Loan, 6.156%-6.470%, maturing
	February 04, 2011			1,505,976
	Mississippi Band of Choctaw Indians	Ba3	BB
2,426,087	Term Loan, 6.450%-6.940%, maturing
	November 14, 2011			2,456,413
	Opbiz, LLC	B3	B-
5,963,061	Term Loan, 7.530%, maturing
	August 31, 2010			5,854,235
34,581	Term Loan, 8.530%, maturing
	August 31, 2010			33,998
	Penn National Gaming, Inc	Ba2	BB
1,279,070	Term Loan, 6.070%-6.290%, maturing
	October 03, 2011			1,292,180
13,466,250	Term Loan, 6.260%-6.460%, maturing
	October 03, 2012			13,664,042
	Resorts International Hotel and Casino, Inc.	Caa1	CCC+
250,000	Term Loan, 7.530%, maturing
	April 26, 2012			249,687
	Ruffin Gaming, LLC	NR	NR
1,500,000	Term Loan, 6.813%, maturing
	June 28, 2008			1,512,187
	Trump Entertainment Resorts Holdings, L.P.	B2	BB-
1,741,250	Term Loan, 7.170%, maturing
	May 20, 2012			1,763,016
	Venetian Casino Resorts, LLC	B1	BB-
2,393,163	Term Loan, 6.280%, maturing
	June 15, 2011			2,419,150
11,606,837	Term Loan, 6.280%, maturing
	June 15, 2011
	Wembley, Inc.	B1	B+	11,732,876
995,000	Term Loan, 6.080%, maturing
	August 23, 2011			1,012,102
	Yonkers Racing Corporation	B3	B
512,745	Term Loan, 8.071%, maturing
	August 12, 2011			520,436
495,790	Term Loan, 8.071%, maturing
	August 12, 2011			503,227
				72,438,190
Grocery: 0.4%
	Giant Eagle, Inc.	Ba3	BB+
2,992,500	Term Loan, 6.030%-6.210%, maturing
	November 07, 2012			3,010,736
	Roundy’s Supermarkets, Inc.	B2	B+
6,500,000	Term Loan, 7.490%-7.720%, maturing
	November 03, 2011			6,553,625
				9,564,361

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

Bank Loan Ratings† (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Healthcare, Education and Childcare: 10.5%)
		Accellent Corporation	B2	BB-
$3,000,000		Term Loan, 6.581%-6.800%, maturing
		November 22, 2012			$3,030,939
		Ameripath, Inc.	B1	BB-
1,000,000		Term Loan, 6.570%, maturing
		October 31, 2012			1,012,969
		AMN Healthcare, Inc.	Ba2	BB-
1,000,000		Term Loan, 6.527%, maturing
		November 02, 2011			1,012,813
		AMR Holdco, Inc./Emcare Holdco, Inc.	B2	B+
3,546,429		Term Loan, 6.780%-6.970%, maturing
		February 10, 2012			3,590,759
		Beverly Enterprises, Inc.	Ba3	BB
3,418,794		Term Loan, 7.070%, maturing
		October 22, 2008			3,425,204
		Capella Healthcare, Inc.	B3	B
5,000,000		Term Loan, 7.450%, maturing
		November 30, 2012			5,046,875
		CCS Acquisition, Inc.	B3	B
4,500,000		Term Loan, 7.780%, maturing
		September 30, 2012			4,477,500
		Colgate Medical, Ltd.	Ba2	BB-
539,802		Term Loan, 6.600%, maturing
		December 30, 2008			542,838
		Community Health Systems, Inc.	Ba3	BB-
31,773,001		Term Loan, 6.360%-6.560%, maturing
		August 19, 2011			32,209,879
		Concentra Operating Corporation	B1	B+
6,982,500		Term Loan, 6.530%-6.690%, maturing
		September 30, 2011			7,077,057
		CRC Health Corporation	B1	B
1,500,000		Term Loan, 6.810%, maturing
		February 06, 2013			1,518,750
	(4)	Davita, Inc.	B1	BB-
33,668,235		Term Loan, 6.540%-7.050%, maturing
		October 05, 2012			34,201,304
		Encore Medical IHC, Inc.	B1	B
2,348,795		Term Loan, 7.530%-7.570%, maturing
		October 04, 2010			2,375,219
		Harlan Sprague Dawley, Inc.	B1	B+
1,000,000		Term Loan, 7.050%-9.000%, maturing
		December 19, 2011			1,013,125
		Healthcare Partners, LLC	B1	BB
2,887,500		Term Loan, 6.890%, maturing
		February 04, 2011			2,917,279
		Iasis Healthcare Corporation	B1	B+
13,322,249		Term Loan, 6.777%-6.786%, maturing
		June 22, 2011			13,519,311
		Kinetic Concepts, Inc.	Ba3	BB
3,393,864		Term Loan, 6.280%, maturing
		August 11, 2010			3,434,872

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings† (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Healthcare, Education and Childcare: (continued)
		Lifepoint Hospitals, Inc.	Ba3	BB
$22,782,280		Term Loan, 6.185%, maturing
		April 15, 2012			$22,945,241
		Magellan Health Services, Inc.	B1	B+
520,833		Term Loan, 6.741%, maturing
		August 15, 2008			526,693
		Matria Healthcare, Inc.	B1	BB-
2,038,462		Term Loan, 6.820%-7.020%, maturing
		January 19, 2012			2,061,394
961,538		Term Loan, 7.020%, maturing
		January 19, 2007			964,543
		MMM Holdings, Inc.	B1	B-
1,619,048		Term Loan, 8.030%, maturing
		August 16, 2011			1,629,167
		Mylan Laboratories, Inc.	Ba1	BBB-
995,000		Term Loan, 6.110%, maturing
		June 30, 2010			1,007,646
		Per-Se Technologies	B1	B+
4,293,103		Term Loan, 6.791%, maturing
		January 06, 2013			4,357,500
		Psychiatric Solutions	B1	B+
923,077		Term Loan, 6.260%,-6.460%, maturing
		July 01, 2012			933,174
		Radiation Therapy Services, Inc.	B1	BB
3,949,270		Term Loan, 6.527%-8.000%, maturing
		December 16, 2012			3,977,657
	(4)	Renal Advantage, Inc.	NR	B+
6,073,125		Term Loan, 7.070%, maturing
		October 06, 2012			6,135,757
		Rural/Metro Operating Company, LLC	B2	B
519,127		Term Loan, 4.420%, maturing
		March 04, 2011			526,914
1,317,646		Term Loan, 7.101%-7.180%, maturing
		March 04, 2011			1,337,411
		Select Medical Corporation	B1	BB-
2,481,250		Term Loan, 6.320%-8.250%, maturing
		February 24, 2012			2,450,234
		Sterigenics International, Inc.	B2	B+
3,447,535		Term Loan, 7.550%, maturing
		June 14, 2011			3,494,939
		Team Health, Inc.	B2	B+
4,000,000		Term Loan, 7.070%-7.270%, maturing
		November 23, 2012			4,038,124
		Triumph Healthcare Second Holdings, Inc.	B2	B
997,500		Term Loan, 7.530%, maturing
		August 31, 2011			977,550
		Vanguard Health Holding Company II	B2	B
27,271,650		Term Loan, 6.771%-6.950%, maturing
		September 23, 2011			27,650,890

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings† (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Healthcare, Education and Childcare: (continued)
		Ventiv Health, Inc.	Ba3	BB-
$997,500		Term Loan, 6.027%, maturing
		October 05, 2011			$1,002,488
		VWR International, Inc.	B2	B+
4,473,701		Term Loan, 7.120%, maturing
		April 07, 2011			4,543,603
		Warner Chilcott Corporation	B2	B
287,066		Term Loan, 7.440%, maturing
		January 18, 2012			289,376
1,435,330		Term Loan, 7.280%-7.440%, maturing
		January 18, 2012			1,446,881
8,292,725		Term Loan, 7.277%-7.440%, maturing
		January 18, 2012			8,359,457
3,341,563		Term Loan, 7.277%, maturing
		January 18, 2012			3,368,453
1,543,708		Term Loan, 7.277%, maturing
		January 18, 2012			1,556,130
					225,987,915
Home & Office Furnishings: 1.6%
		ACCO Brands Corporation	Ba3	BB-
658,333		Term Loan, 6.247%-6.520%, maturing
		August 17, 2012			665,191
		Buhrmann U.S., Inc.	Ba3	BB-
9,426,450		Term Loan, 6.238%-6.440%, maturing
		December 23, 2010			9,559,015
		Global Imaging Systems, Inc.	Ba2	BB
2,197,071		Term Loan, 6.000%-6.070%, maturing
		May 10, 2010			2,213,549
		National Bedding Company	B1	BB-
4,233,737		Term Loan, 6.010%-6.600%, maturing
		August 31, 2011			4,279,250
		Sealy Mattress Company	B1	B+
9,955,752		Term Loan, 6.160%-6.500%, maturing
		April 06, 2012			10,081,752
		Simmons Company	B2	B+
7,818,770		Term Loan, 7.125%-9.000% maturing
		December 19, 2011			7,925,058
					34,723,815
Insurance: 0.5%
		Conseco, Inc.	B2	BB-
7,084,038		Term Loan, 6.570%, maturing
		June 22, 2010			7,154,878
		HMSC Corporation	B1	B+
2,500,000		Term Loan, 7.350%, maturing
		November 16, 2011			2,531,250
	(3),(4)	Sedgewick CMS Holdings, Inc.	B1	B+
1,380,000		Term Loan, maturing March 03, 2013			1,400,125
					11,086,253

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings† (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Leisure, Amusement, Entertainment: 4.7%
		24 Hour Fitness Worldwide, Inc.	B2	B
$4,250,000		Term Loan, 7.540%-7.700%, maturing
		June 08, 2012			$4,319,063
866,777		AMF Bowling Worldwide, Inc.	B2	B
		Term Loan, 7.469%-7.800%, maturing
		August 27, 2009			875,175
	(4)	Hallmark Entertainment, LLC	B1	B
3,250,000		Term Loan, 7.080%, maturing
		December 31, 2011			3,286,563
		Kerasotes Theatres, Inc.	B1	B-
712,500		Term Loan, 7.125%, maturing
		October 31, 2011			717,547
		Lodgenet Entertainment Corporation	Ba3	B+
2,792,223		Term Loan, 6.777%-6.855%, maturing
		August 29, 2008			2,827,126
		Metro-Goldwyn-Mayer Studios, Inc.	Ba3	B+
17,732,000		Term Loan, 6.780% maturing
		April 08, 2011			17,914,249
33,500,000		Term Loan, 6.780%, maturing
		April 08, 2012			33,932,083
		Pure Fishing, Inc.	B1	B+
2,719,419		Term Loan, 7.530%-7.700% maturing
		September 30, 2010			2,751,712
		Regal Cinemas, Inc.	Ba3	BB-
6,056,229		Term Loan, 6.527%, maturing
		November 10, 2010			6,132,313
	(3),(4)	RHI Entertainment, LLC	B1	B
1,000,000		Term Loan, maturing January 02, 2012			1,011,250
		Riddell Bell Holding, Inc.	B1	BB-
1,481,250		Term Loan, 7.027%, maturing
		September 28, 2011			1,486,805
		Six Flags Theme Parks, Inc.	B1	B-
4,219,015		Term Loan, 7.050%-7.210%, maturing
		June 30, 2009			4,274,718
		Universal City Development Partners, L.P.	Ba3	BB-
4,950,000		Term Loan, 6.530%-6.770%, maturing
		June 09, 2011			5,017,033
		WMG Acquisition Corporation	Ba2	B+
16,306,900		Term Loan, 6.371%-6.810%, maturing
		February 28, 2011			16,509,464
					101,055,101
Lodging: 0.0%
	(3),(4)	Hilton Hotels Corporation	Ba2	BB
1,000,000		Term Loan, maturing February 17, 2013			1,006,250
					1,006,250
Machinery: 1.5%
		Alliance Laundry Holdings, LLC	B1	B
5,398,500		Term Loan, 6.730%, maturing
		January 27, 2012			5,476,103

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings† (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Machinery: (continued)
	Blount, Inc.	B1	BB-
$3,248,193	Term Loan, 7.030%-8.250%, maturing
	August 09, 2010			$3,282,030
	Enersys, Inc.	Ba3	BB
3,276,368	Term Loan, 6.071%-6.770%, maturing
	March 17, 2011			3,317,323
	Rexnord Corporation	B1	B+
7,124,113	Term Loan, 6.780%-6.930%, maturing
	December 31, 2011			7,210,193
	Terex Corporation	B2	BB-
1,739,712	Term Loan, 6.727%-6.840%, maturing
	July 03, 2009			1,763,633
	United Rentals (North America), Inc.	B2	BB-
657,178	Term Loan, 6.640%, maturing
	February 14, 2011			665,667
10,736,269	Term Loan, 6.860%, maturing
	February 14, 2011			10,874,949
				32,589,898
Mining, Steel, Iron & Nonprecious Metals: 1.1%
	Alpha Natural Resources, LLC	B2	BB-
666,667	Term Loan, 6.320%, maturing
	October 26, 2012			672,083
	Carmeuse Lime, Inc.	NR	NR
2,887,500	Term Loan, 6.375%-6.438%, maturing
	May 02, 2011			2,901,938
	Foundation Coal Corporation	Ba3	BB-
3,385,638	Term Loan, 6.280%-6.440%, maturing
	July 30, 2011			3,443,242
	International Coal Group, LLC	B2	B-
56,363	Term Loan, 7.410%, maturing
	October 01, 2010			56,345
139,497	Term Loan, 7.410%, maturing
	October 01, 2010			139,454
	Longyear Holdings, Inc.	B2	B+
214,027	Term Loan, 7.530%, maturing
	July 28, 2012			217,371
1,481,723	Term Loan, 7.530%, maturing
	July 28, 2012			1,504,875
	Novelis, Inc.	Ba2	BB-
3,941,938	Term Loan, 6.440%, maturing
	January 07, 2012			3,993,061
6,846,524	Term Loan, 6.440%, maturing
	January 07, 2012			6,935,316
	Trout Coal Holdings, LLC	B3	B
4,466,250	Term Loan, 7.610%-7.740%, maturing
	March 18, 2010			4,421,587
				24,285,272

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings† (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
North American Cable: 11.5%
	(1)	Adelphia Communications Corporation	NR	BBB
$11,000,000		Debtor in Possession Term Loan, 6.875%,
		maturing March 31, 2006			$11,055,000
		Atlantic Broadband Finance, LLC	B2	B
4,000,000		Term Loan, 7.200%, maturing
		August 04, 2012			4,072,500
6,427,437		Term Loan, 6.810%, maturing
		Bragg Communications, Inc.	B1	NR
		August 31, 2011			6,499,745
		Bresnan Communications, LLC	B1	BB-
7,000,000		Term Loan, 8.070%-8.110%, maturing
		September 30, 2010			7,028,441
		Cebridge Connections, Inc.	NR	NR
1,473,750		Term Loan, 7.246%-9.750%, maturing
		February 23, 2009			1,481,119
2,448,826		Term Loan, 10.290%-12.500%, maturing
		February 23, 2010			2,546,779
	(1)	Century Cable Holdings, LLC	Caa1	NR
820,000		Revolver, 8.500%, maturing
		March 31, 2009			796,767
12,250,000		Term Loan, 9.500%, maturing
		December 31, 2009			12,005,000
13,000,000		Term Loan, 9.500%, maturing
		June 30, 2009			12,777,921
		Charter Communications Operating, LLC	B2	B
32,086,689		Term Loan, 7.670%, maturing
		April 27, 2010			32,307,285
31,051,065		Term Loan, 7.860%-7.920%, maturing
		April 27, 2011			31,443,768
	(1)	Hilton Head Communications, L.P.	Caa1	NR
3,000,000		Revolver, 7.500%, maturing
		September 30, 2007			2,919,375
14,000,000		Term Loan, 8.750%, maturing
		March 31, 2008			13,642,706
	(4)	Insight Midwest Holdings, LLC	Ba3	BB-
1,775,000		Term Loan, 5.813%, maturing
		June 30, 2009			1,778,328
22,095,000		Term Loan, 6.563%, maturing
		December 31, 2009			22,428,944
		Knology, Inc.	B3	NR
2,112,264		Term Loan, 10.027%-10.160%, maturing
		June 29, 2010			2,194,114
		Mediacom Communications Corporation	Ba3	BB-
4,620,000		Term Loan, 5.790%-6.040%, maturing
		March 31, 2010			4,621,649
15,681,500		Term Loan, 6.527%-6.780%, maturing
		February 01, 2014			15,916,723
		Mediacom Illinois, LLC	Ba3	BB-
8,580,000		Term Loan, 6.180%-7.000%, maturing
		March 31, 2013			8,708,700

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings† (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
North American Cable: (continued)
		Nextmedia Operating	B1	B
$3,913,269		Term Loan, 6.570%, maturing
		November 15, 2012			$3,947,510
1,739,231		Term Loan, 6.570%, maturing
		November 15, 2012			1,754,449
	(1)	Olympus Cable Holdings, LLC	B2	NR
23,568,240		Term Loan, 8.750%, maturing
		June 30, 2010			23,095,037
6,500,000		Term Loan, 9.500%, maturing
		September 30, 2010			6,403,078
		Patriot Media and Communications, LLC	B1	B+
3,666,667		Term Loan, 7.024%, maturing
		March 31, 2013			3,723,958
		Patriot Media and Communications, LLC	B3	B-
1,000,000		Term Loan, 9.500%, maturing
		October 04, 2013			1,023,281
		Persona Communication, Inc.	B2	B
1,171,995		Term Loan, 9.500%, maturing
		November 14, 2012			1,186,645
3,447,500		Term Loan, 7.527%, maturing
		August 01, 2011			3,490,594
		Quebecor Media, Inc.	B1	B
4,000,000		Term Loan, 6.602%, maturing
		January 17, 2013			4,060,000
		San Juan Cable, LLC	B1	B+
3,000,000		Term Loan, 6.440%, maturing
		October 31, 2012			3,035,625
	(4)	San Juan Cable, LLC	B3	B-
2,000,000		Term Loan, 9.940%, maturing
		October 31, 2013			2,013,438
					247,958,479
Oil & Gas: 6.8%
		Cheniere LNG Holdings, LLC	NR	BB
7,980,000		Term Loan, 6.950%, maturing
		August 30, 2012			8,084,738
		Coffeyville Resources, LLC	B1	BB-
1,000,000		Term Loan, 6.963%, maturing
		June 24, 2012			1,014,063
1,492,509		Term Loan, 7.063%-9.000%, maturing
		July 08, 2012			1,513,499
		Complete Production Services, Inc.	B2	B
3,990,000		Term Loan, 7.280%, maturing
		September 12, 2012			4,044,863
		El Paso Corporation	B3	B
6,500,000		Term Loan, 7.140%, maturing
		November 30, 2007			6,583,505
24,647,779		Term Loan, 7.313%, maturing
		November 23, 2009			24,964,429

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings† (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Oil & Gas: (continued)
		EPCO Holdings, Inc.	Ba3	B+
$19,082,500		Term Loan, 6.353%-6.605%, maturing
		August 18, 2010			$19,344,884
		Key Energy Services, Inc.	NR	NR
4,500,000		Term Loan, 7.520%-7.780%, maturing
		June 30, 2012			4,570,312
		LB Pacific, L.P.	B1	B-
3,970,000		Term Loan, 6.950%-7.277%, maturing
		February 15, 2012			4,029,550
		Lyondell-Citgo Refining, L.P.	Ba3	BB
7,315,859		Term Loan, 6.527%, maturing
		May 21, 2007			7,389,018
		Magellan Midstream Holdings, L.P.	Ba3	BB-
2,192,601		Term Loan, 6.500%, maturing
		June 30, 2012			2,220,008
		Mainline, L.P.	Ba3	BB-
7,166,667		Term Loan, 6.876%, maturing
		December 17, 2011			7,220,417
		Regency Gas Services, LLC	B1	B+
500,000		Term Loan, 6.780%, maturing
		June 01, 2010			506,875
1,488,750		Term Loan, 6.780%, maturing
		June 01, 2010			1,509,220
		Semcrude, L.P.	Ba3	NR
5,237,346		Term Loan, 6.777%, maturing
		March 16, 2011			5,306,086
3,701,278		Term Loan, 6.741%-6.777%, maturing
		March 16, 2011			3,754,483
	(4)	Targa Resources, Inc.	Ba3	B+
10,000,000		Term Loan, 6.830%, maturing
		October 31, 2007			10,050,000
5,275,758		Term Loan, 6.780%, maturing
		October 31, 2012			5,349,397
16,416,984		Term Loan, 6.777%-7.230%, maturing
		October 31, 2012			16,646,133
		Vulcan Energy Corporation	Ba2	BB
6,346,552		Term Loan, 6.750%, maturing
		August 12, 2011			6,398,118
		Williams Production RMT Company	Ba3	BB
4,886,534		Term Loan, 6.820%, maturing
		May 30, 2008			4,946,091
					145,445,689
Other Broadcasting and Entertainment: 1.8%
		Alliance Atlantis Communications, Inc.	Ba2	BB
2,306,963		Term Loan, 6.105%, maturing
		December 20, 2011			2,330,995
		Deluxe Entertainment Services Group, Inc.	B1	B
3,000,000		Term Loan, 8.331%, maturing
		January 28, 2011			3,048,750

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings† (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Other Broadcasting and Entertainment: (continued)
		DirecTV Holdings, LLC	Ba1	BB
$10,000,000		Term Loan, 6.039%-6.070%, maturing
		April 13, 2013			$10,126,560
		Echostar DBS Corporation	Ba3	BB-
5,000,000		Floating Rate Note, 7.780%, maturing
		October 01, 2008			5,100,000
		HIT Entertainment, Ltd.	B1	B
3,897,083		Term Loan, 6.860%, maturing
		March 20, 2012			3,929,234
		Liberty Media Corporation	Ba1	BB+
3,500,000		Floating Rate Note, 5.991%, maturing
		September 17, 2006			3,515,855
		Rainbow National Services, LLC	Ba3	BB+
10,173,125		Term Loan, 7.375%-7.563%, maturing
		March 31, 2012			10,309,831
					38,361,225
Other Telecommunications: 1.8%
		Cincinnati Bell, Inc.	Ba3	B+
3,491,250		Term Loan, 6.100%-6.210%, maturing
		August 31, 2012			3,521,254
		Consolidated Communications, Inc.	B1	BB-
2,440,381		Term Loan, 6.280%-6.520%, maturing
		October 14, 2011			2,468,342
		D&E Communications, Inc.	Ba3	BB-
1,959,631		Term Loan, 6.440%-8.500%, maturing
		December 31, 2011			1,981,677
		Fairpoint Communications, Inc.	B1	BB-
2,500,000		Term Loan, 6.313%, maturing
		February 08, 2012			2,520,000
		Iowa Telecommunications Services, Inc.	Ba3	BB-
5,750,000		Term Loan, 6.280%-6.400%, maturing
		November 23, 2011			5,816,844
		Qwest Capital Funding, Inc.	B2	B
11,000,000		Floating Rate Note, 8.249%, maturing
		February 15, 2009			11,233,750
		Qwest Corporation	B1	BB
1,000,000		Term Loan, 9.320%, maturing
		June 30, 2007			1,027,375
	(3),(4)	Time Warner Telecom Holdings, Inc.
2,000,000		Term Loan, maturing
		November 30, 2010	B1	B	2,035,834
4,000,000		Floating Rate Note, 8.749%, maturing
		February 15, 2011	B2	CCC+	4,085,000
		Valor Telecommunication Enterprises II, LLC	Ba3	BB-
4,680,272		Term Loan, 6.277%-6.355%, maturing
		February 14, 2012			4,696,363
					39,386,439
Personal & Nondurable Consumer Products: 3.5%
		Amscan Holdings, Inc.	B1	B+
2,000,000		Term Loan, 7.770%, maturing
		December 23, 2012			1,982,500

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings† (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Personal & Nondurable Consumer Products: (continued)
		Bushnell, Inc.	B1	B+
$1,745,732		Term Loan, 7.527%, maturing
		August 19, 2011			$1,763,552
		Fender Musical Instruments Corporation	B1	B+
2,095,848		Term Loan, 6.470%, maturing
		March 30, 2012			2,127,286
		Fender Musical Instruments Corporation	B3	B-
2,444,375		Term Loan, 8.720%, maturing
		September 30, 2012			2,474,930
		Hillman Group, Inc.	B2	B
1,965,000		Term Loan, 7.688%-7.813%, maturing
		March 30, 2011			1,991,406
		Hunter Fan Company	B1	B
2,700,000		Term Loan, 6.940%-7.170%, maturing
		March 24, 2012			2,693,250
		Jarden Corporation	B1	B+
16,047,107		Term Loan, 6.527%, maturing
		January 24, 2012			16,163,448
2,121,499		Term Loan, 6.277%, maturing
		January 24, 2012			2,136,880
		Levlad, LLC/Airbonne International, LLC	B2	B
1,573,358		Term Loan, 7.780%-7.860%, maturing
		August 16, 2011			1,586,141
		Mega Bloks, Inc.	Ba3	BB-
995,000		Term Loan, 6.438%, maturing
		July 27, 2010			1,006,194
		Norwood Promotional Products Holdings, Inc.	NR	NR
6,712,197	(3)	Term Loan, 10.750%, maturing
		August 17, 2011			1,929,757
		Norwood Promotional Products, Inc.	NR	NR
8,736,336		Term Loan, 10.750%, maturing
		August 17, 2009			8,780,018
		Oreck Corporation	B1	B+
972,594		Term Loan, 7.280%, maturing
		January 27, 2012			984,751
		Prestige Brands Holdings, Inc.	B1	B+
1,955,150		Term Loan, 7.230%-8.750%, maturing
		April 06, 2011			1,978,368
213,083		Term Loan, 6.890%-8.750%, maturing
		April 06, 2011			215,613
		Reddy Ice Group, Inc.	B1	B+
3,000,000		Term Loan, 6.319%, maturing
		August 09, 2012			3,032,814
		Spectrum Brands, Inc.	B1	B+
11,173,139		Term Loan, 6.420%-7.240%, maturing
		February 06, 2012			11,326,769
		Tupperware Corporation	Ba2	BB
12,112,258		Term Loan, 5.980%, maturing
		December 05, 2012			12,133,454
					74,307,131

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings† (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Personal, Food & Miscellaneous: 3.4%
		Acosta, Inc.	B1	B+
$5,000,000		Term Loan, 6.820%-6.830%, maturing
		December 06, 2012			$5,068,750
		AFC Enterprises, Inc.	B1	B+
1,490,006		Term Loan, 6.831%, maturing
		May 11, 2011			1,508,631
		Alderwoods Group, Inc.	B1	BB-
1,543,411		Term Loan, 6.058%-6.730%, maturing
		September 29, 2009			1,562,704
		Arby’s Restaurant Group, Inc.	B1	B+
7,960,000		Term Loan, 6.777%-7.060%, maturing
		July 25, 2012			8,065,303
		Brickman Group Holdings, Inc.	Ba3	BB-
1,418,182		Term Loan, 6.527%-6.440%, maturing
		December 19, 2008			1,414,636
	(3),(4)	Burger King Corporation	Ba2	B+
6,000,000		Term Loan, maturing
		June 30, 2012			6,040,500
		Burt’s Bees, Inc.	B2	B
3,225,625		Term Loan, 7.040%-7.440%, maturing
		March 24, 2011			3,267,961
		Carrols Corporation	B1	B+
4,334,686		Term Loan, 7.000%, maturing
		December 31, 2010			4,403,772
	(3),(4)	Central Garden & Pet Company	Ba2	BB
2,700,000		Term Loan, maturing
		September 30, 2012			2,720,250
1,063,975		Term Loan, 6.320%, maturing
		May 15, 2009			1,065,305
		Coinmach Corporation	B2	B
7,500,000		Term Loan, 7.125%, maturing
		December 19, 2012			7,625,003
		Coinstar, Inc.	Ba3	BB-
2,674,929		Term Loan, 6.550%, maturing
		July 07, 2011			2,703,350
		Culligan International Company	B1	B+
2,475,000		Term Loan, 7.070%, maturing
		September 30, 2011			2,510,578
		Denny’s Corporation	B2	B
1,863,255		Term Loan, 7.340%-8.190%, maturing
		September 30, 2009			1,898,968
		Doane Pet Care Company	B1	BB-
1,496,250		Term Loan, 6.621%-6.940%, maturing
		October 24, 2012			1,518,694
		Domino’s, Inc.	Ba3	BB-
4,675,078		Term Loan, 6.063%, maturing
		June 25, 2010			4,726,700
		Jack in the Box, Inc.	Ba2	BB
5,397,387		Term Loan, 5.910%-6.170%, maturing
		January 08, 2011			5,454,734

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings† (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Personal, Food & Miscellaneous: (continued)
	Landry’s Restaurants, Inc.	Ba2	BB-
$3,960,000	Term Loan,5.950%-6.280%, maturing
	December 28, 2010			$4,004,550
	MD Beauty, Inc.	B1	B
2,910,587	Term Loan, 7.670%-9.500%, maturing
	February 18, 2012			2,945,151
	MD Beauty, Inc.	B3	CCC+
2,000,000	Term Loan, 11.670%, maturing
	February 18, 2013			2,023,750
	N.E.W. Holdings I, LLC	B1	B+
1,973,353	Term Loan, 7.313%-7.750%, maturing
	July 08, 2011			1,998,020
				72,527,310
Printing & Publishing: 6.0%
	Adams Outdoor Advertising, L.P.	B1	B+
6,777,068	Term Loan, 6.620%, maturing
	October 18, 2012			6,875,898
	American Achievement Corporation	B1	B+
1,584,295	Term Loan, 6.920%, maturing
	March 25, 2011			1,612,020
	American Media Operations, Inc.	B1	B
11,000,000	Term Loan, 7.380%, maturing
	January 31, 2013			11,140,943
	American Reprographics Company	Ba3	BB-
4,352,251	Term Loan, 6.320%-8.250%, maturing
	June 18, 2009			4,401,214
	Ascend Media Holdings, LLC	B3	B
1,728,125	Term Loan, 7.160%-7.380%, maturing
	January 31, 2012			1,725,965
	Dex Media East, LLC	Ba2	BB
1,425,295	Term Loan, 5.730%-5.970%, maturing
	November 08, 2008			1,430,145
5,061,009	Term Loan, 6.230%-6.470%, maturing
	May 08, 2009			5,111,620
	Dex Media West, LLC	Ba2	BB
7,064,697	Term Loan, 6.070%-6.250%, maturing
	March 09, 2010			7,112,002
645,855	Term Loan, 5.760%-6.000%, maturing
	September 09, 2009			648,008
8,159,030	Term Loan, 6.230%-6.560%, maturing
	March 09, 2010			8,243,174
	Enterprise Newsmedia, LLC	B2	B
3,500,000	Term Loan, 7.530%, maturing
	June 30, 2012			3,543,750
	FSC Acquisition, LLC	B2	B
2,514,115	Term Loan, 6.330%-6.930%, maturing
	August 01, 2012			2,527,734
	IWCO Direct, Inc.	B1	B
1,488,752	Term Loan, 7.780%, maturing
	January 31, 2011			1,499,917

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings† (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Printing & Publishing: (continued)
		Liberty Group Publishing, Inc.	B2	B+
$4,900,469		Term Loan, 6.875%, maturing
		February 28, 2012			$4,948,557
		MC Communications, LLC	B2	B
4,369,024		Term Loan, 7.070%-7.440%, maturing
		December 31, 2010			4,401,792
	(4)	Merrill Communications, LLC	Ba3	B+
5,926,406		Term Loan, 6.855%, maturing
		December 22, 2012			5,994,003
		Newspaper Holdings, Inc.	NR	NR
1,666,667		Term Loan, 6.188%, maturing
		August 24, 2012			1,676,563
		PBI Media, Inc.	B2	B
997,500		Term Loan, 6.777%-6.918%, maturing
		September 30, 2012			999,578
1,995,000		Term Loan, 6.777%-6.918%, maturing
		September 30, 2012			1,999,156
		Primedia, Inc.	B2	B
807,963		Revolver, 7.125%, maturing
		June 30, 2008			778,674
6,500,000		Term Loan, 6.820%, maturing
		September 30, 2013			6,432,290
		R.H. Donnelley, Inc.	Ba3	BB
3,350,160		Term Loan, 6.530%, maturing
		December 31, 2009			3,372,670
575,160		Term Loan, 6.280%, maturing
		December 31, 2009			579,024
11,680,747		Term Loan, 6.200%-6.310%, maturing
		June 30, 2011			11,788,011
3,500,000		Term Loan, 6.000%-6.070%, maturing
		June 30, 2011			3,518,959
		Source Media, Inc.	B1	B
4,096,781		Term Loan, 6.850%, maturing
		November 08, 2011			4,153,111
		Triple Crown Media, Inc.	B2	B
2,000,000		Term Loan, 7.740%, maturing
		June 30, 2010			2,001,250
		Visant Holding Corporation	B1	B+
17,831,609		Term Loan, 6.777%, maturing
		October 04, 2011			18,095,374
		Ziff Davis Media, Inc.	B3	CCC+
1,500,000		Floating Rate Note, 10.680%, maturing
		May 01, 2012			1,321,875
					127,933,277
Radio and TV Broadcasting: 2.5%
		Block Communications, Inc.	Ba2	BB-
1,250,000		Term Loan, 6.530%, maturing
		December 22, 2011			1,267,188
		Emmis Operating Company	Ba2	B+
4,826,531		Term Loan, 6.320%, maturing
		November 10, 2011			4,863,107

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings† (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Radio and TV Broadcasting: (continued)
	Entravision Communications Corporation	Ba3	B+
$3,990,000	Term Loan, 6.030%, maturing
	March 29, 2013			$4,021,174
	Gray Television, Inc.	Ba2	BB-
1,500,000	Term Loan, 6.030%, maturing
	November 22, 2012			1,512,000
	Mission Broadcasting, Inc.	Ba3	B
4,852,627	Term Loan, 6.280%, maturing
	August 14, 2012			4,881,946
	Montecito Broadcast Group, LLC	B1	B
2,000,000	Term Loan, 7.140%, maturing
	January 27, 2013			2,033,126
	NEP Supershooters, L.P.	B1	B
2,463,763	Term Loan, 8.530%-8.690%, maturing
	February 03, 2011			2,502,259
982,519	Term Loan, 8.030%, maturing
	February 03, 2011			994,186
	Nexstar Broadcasting, Inc.	Ba3	B
4,939,732	Term Loan, 6.280%, maturing
	August 14, 2012			4,969,578
	Paxson Communications Corporation	B2	CCC+
6,500,000	Term Loan, 7.777%, maturing
	January 15, 2010			6,520,312
	Spanish Broadcasting Systems, Inc.	B1	B+
4,465,006	Term Loan, 6.280%, maturing
	June 10, 2012			4,522,681
	Susquehanna Media Company	Ba2	BB-
10,922,487	Term Loan, 6.070%, maturing
	March 30, 2012			10,942,967
	Young Broadcasting, Inc.	B2	B-
4,975,000	Term Loan, 6.750%-7.000%, maturing
	November 03, 2012			4,993,656
				54,024,180
Retail Stores: 4.2%
	Advance Stores Company, Inc.	Ba1	BB+
1,730,350	Term Loan, 6.063%-6.188%, maturing
	September 30, 2010			1,747,654
2,912,179	Term Loan, 5.938%-6.313%, maturing
	September 30, 2010			2,941,300
	Alimentation Couche-Tard, Inc.	Ba2	BB+
600,000	Term Loan, 6.375%, maturing
	December 17, 2010			607,750
	Baker & Taylor, Inc.
1,427,273	Revolver, 6.320%-6.440%, maturing
	August 11, 2010	B1	B	1,420,137
2,000,000	Term Loan, 10.996%, maturing
	May 06, 2011	Ba3	B+	2,020,000
	Blockbuster Entertainment Corporation	B3	B-
6,960,013	Term Loan, 8.590%-8.940%, maturing
	August 20, 2011			6,759,912

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

Bank Loan Ratings† (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Retail Stores: (continued)
	Dollarama Group, L.P.	B1	B+
$5,445,000	Term Loan, 6.493%, maturing
	November 18, 2011			$5,506,256
	Harbor Freight Tools, Inc.	B1	B+
8,931,438	Term Loan, 6.820%, maturing
	July 15, 2010			9,034,150
	Jean Coutu Group, Inc.	B2	BB-
8,698,920	Term Loan, 6.938%, maturing
	July 30, 2011			8,813,693
	Mapco Express, Inc.	B2	B+
2,487,500	Term Loan, 7.260%-9.250%, maturing
	April 28, 2011			2,521,703
	Movie Gallery, Inc.	B2	CCC+
5,472,500	Term Loan, 8.280%, maturing
	April 27, 2011			5,076,313
	Nebraska Book Company, Inc.	B2	B
3,438,750	Term Loan, 6.700%, maturing
	March 04, 2011			3,481,734
	Neiman-Marcus Group, Inc.	B1	B+
18,987,342	Term Loan, 6.947%, maturing
	April 06, 2013			19,284,019
	Oriental Trading Company, Inc.	B1	B
1,750,000	Term Loan, 9.313%, maturing
	January 08, 2011			1,772,969
	Oriental Trading Company, Inc.	B3	B-
2,658,139	Term Loan, 6.813%, maturing
	August 04, 2010			2,681,398
	Pantry, Inc.	Ba3	BB-
4,000,000	Term Loan, 6.390%, maturing
	January 02, 2012			4,047,500
	Pep Boys - Manny, Moe & Jack	Ba2	B+
1,000,000	Term Loan, 7.580%, maturing
	January 27, 2011			1,016,250
	Tire Rack, Inc.	B1	BB-
973,585	Term Loan, 6.780%-6.810%, maturing
	June 24, 2012			985,755
	Travelcenters of America, Inc.	B1	BB
11,000,000	Term Loan, 6.160%-6.440%, maturing
	December 01, 2011			11,127,875
90,846,368
Satellite: 1.3%
	Intelsat Zeus, Ltd.	B1	BB+
4,950,000	Term Loan, 6.313%, maturing
	July 28, 2011			5,007,237
	New Skies Satellites, BV	B1	BB-
2,002,957	Term Loan, 6.750%, maturing
	May 02, 2011			2,016,727
	Panamsat Corporation	Ba3	BB+
18,601,347	Term Loan, 6.489%, maturing
	August 20, 2011			18,851,312

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings† (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Satellite: (continued)
$866,478		Term Loan, 6.355%, maturing
		August 20, 2009			$875,685
453,056		Term Loan, 6.355%, maturing
		August 20, 2009			457,869
					27,208,830
Telecommunications Equipment: 0.6%
		AAT Communications Corporation	B1	BB+
3,000,000		Term Loan, 6.560%, maturing
		July 27, 2012			3,015,000
		AAT Communications Corporation	B2	B
1,000,000		Term Loan, 7.560%, maturing
		July 29, 2013			1,006,875
		Sorenson Communications, Inc.	B2	B
5,000,000		Term Loan, 7.491%, maturing
		November 15, 2012			5,076,565
		Sorenson Communications, Inc.	B3	CCC+
750,000		Term Loan, 11.491%, maturing
		November 15, 2012			769,375
		Syniverse Holding, LLC	Ba3	BB-
2,600,574		Term Loan, 6.280%, maturing
		February 15, 2012			2,629,830
					12,497,645
Textiles & Leather: 0.9%
		Polymer Group, Inc.	B1	BB-
6,500,000		Term Loan, 6.769%, maturing
		November 22, 2012			6,582,264
	(3),(4)	Propex Fabrics, Inc.	B1	BB-
1,500,000		Term Loan, maturing
		August 07, 2012			1,515,000
		St. John Knits International, Inc.	B1	B+
2,621,254		Term Loan, 7.063%, maturing
		March 18, 2012			2,657,297
		Targus Group International	B1	B
1,989,145		Term Loan, 7.570%, maturing
		November 22, 2012			2,017,739
		Targus Group International
1,625,000		Term Loan, 12.070%, maturing
		May 22, 2013			1,635,156
		Warnaco, Inc.	Ba2	B+
2,000,000		Term Loan, 6.070%-8.000%, maturing
		January 31, 2013			2,015,000
		William Carter Company	B1	BB
3,440,255		Term Loan, 6.418%-6.541%, maturing
		July 14, 2012			3,481,823
					19,904,279
Utilities: 5.8%
		Allegheny Energy Supply Company	Ba2	BBB-
12,991,822		Term Loan, 5.510%-6.160%, maturing
		March 08, 2011			13,096,225

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings† (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Utilities: (continued)
	(3),(4)	Astoria Generating Company
		Acquisitions, LLC	B1	BB-
$1,547,208		Term Loan, maturing
		March 01, 2013			$1,567,515
852,792		Term Loan, maturing
		March 01, 2013			863,985
	(3),(4)	Babcock & Wilcox Company	B1	B+
2,500,000		Term Loan, maturing
		December 31, 2011			2,531,250
		Cogentrix Delaware Holdings, Inc.	Ba2	BB+
3,452,418		Term Loan, 6.280%, maturing
		April 14, 2012			3,491,617
		Coleto Creek Power, LP	Ba3	BB
935,072		Term Loan, 6.527%, maturing
		June 30, 2011			945,397
		Coleto Creek Power, LP	B1	BB-
1,000,000		Term Loan, 7.981%, maturing
		June 30, 2012			1,010,625
		KGen, LLC	B2	B
6,947,500		Term Loan Term Loan, 7.152%, maturing
		August 01, 2011			6,947,500
		La Paloma Generating Company	Ba3	BB-
437,158		Term Loan, 6.331%, maturing
		August 16, 2012			441,913
108,375		Term Loan, 6.277%, maturing
		August 16, 2012			109,553
1,360,755		Term Loan, 6.277%, maturing
		August 16, 2012			1,375,553
		La Paloma Generating Company	B1	B-
3,000,000		Term Loan, 8.027%, maturing
		August 16, 2013			3,048,750
		LSP-Kendall Energy, LLC	B1	B
13,965,000		Term Loan, 6.527%, maturing
		October 07, 2013			13,994,089
		NRG Energy, Inc.	Ba2	BB-
7,924,731		Term Loan, 6.624%, maturing
		February 01, 2013			8,005,833
30,000,000		Term Loan, 6.570%, maturing
		February 01, 2013			30,368,760
		Pike Electric, Inc.	Ba3	NR
2,513,971		Term Loan, 6.125%, maturing
		July 01, 2012			2,545,395
1,510,531		Term Loan, 6.125%, maturing
		December 10, 2012			1,529,413
		Primary Energy Finance, LLC	Ba2	BB-
2,743,125		Term Loan, 6.527%, maturing
		August 24, 2012			2,780,843
		Reliant Energy, Inc.	B1	B+
10,053,159		Term Loan, 6.089%, maturing
		April 30, 2010			10,042,945

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings† (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Utilities: (continued)
		Riverside Energy Center, LLC	B1	B
$358,897		Term Loan, 8.918%, maturing
		June 24, 2010			$364,280
4,514,320		Term Loan, 8.918%, maturing
		June 24, 2011			4,582,035
3,123,391		Term Loan, 8.918%, maturing
		June 24, 2011			3,170,242
		Thermal North America, Inc.	Ba3	BB-
1,000,000		Term Loan, 6.320%, maturing
		October 12, 2013			1,006,875
1,496,964		Term Loan, 6.280%, maturing
		October 12, 2013			1,507,255
		Wolf Hollow I, L.P.	B1	BB-
3,400,000		Term Loan, 6.720%, maturing
		June 22, 2012			3,437,189
850,000		Term Loan, 6.720%, maturing
		June 22, 2012			857,968
4,250,000		Term Loan, 6.751%, maturing
		June 22, 2012			4,296,484
					123,919,489
		Total Senior Loans (Cost: $2,567,562,862)			$2,588,497,820
Other Corporate Debt: 0.1%
Automobile: 0.1%
	(3),(4)	Navistar International Corporation	B1	BB-
2,849,222		Unsecured Term Loan, maturing February 28, 2009			2,912,976
		Total Other Corporate Debt (Cost: $2,834,976)			2,912,976

Equities and Other Assets: 0.3%

	Description	Value
(@), (R)	Decision One Corporation (371,026 Common Shares)	38,588
(@), (R)	Galey & Lord, Inc. (49,843 Common Shares)	—
(@), (R)	Murray’s Discount Auto Stores, Inc. (Escrow Interest)	70
(@), (R)	Neoplan USA Corporation (1,627 Common Shares)	—
(@), (R)	Neoplan USA Corporation (170,180 Series B Preferred Shares)	—
(@), (R)	Neoplan USA Corporation (101,690 Series C
	Preferred Shares)	—
(@), (R)	Neoplan USA Corporation (330,600 Series D
	Preferred Shares)	—
(@), (R)	New World Restaurant Group, Inc. (Warrants for 2,244 Common Shares, Expires June 15, 2006)	30,788

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

	Description		Value
(@), (R)	Norwood Promotional Products, Inc. (48,177 Common Shares)		$—
(@), (R)	Safelite Glass Corporation (444,496 Common Shares)		7,134,159
(@), (R)	Safelite Realty Corporation (30,003 Common Shares)		165,017
	Total for Equities and Other Assets (Cost: $861,391)		7,368,622

	Total Investments (Cost $2,571,259,229)	121.0%	$2,598,779,418
	Other Assets and Liabilities — Net	(21.0)	(451,769,500)
	Net Assets	100.0%	$2,147,009,918

*

Senior loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.

†	Bank Loans rated below Baa3 by Moody’s Investor Services, Inc. or BBB- by Standard & Poor’s Group are considered to be below investment grade.
NR	Not Rated
(1)	The borrower filed for protection under Chapter 7 of the U.S. Federal bankruptcy code.
(2)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy code.
(3)	Loan is on non-accrual basis.
(4)	Trade pending settlement. Contract rates do not take effect until settlement date.
(@)	Non-income producing security.
(R)	Restricted security.
**	For Federal Income Tax purposes cost of investments is $2,576,838,352.
Net unrealized appreciation consists of the following:

Gross Unrealized Appreciation	$ 29,885,836
Gross Unrealized Depreciation	(3,018,746)
Net Unrealized Appreciation	$ 26,867,090

See Accompanying Notes to Financial Statements

ING Senior Income Fund

TAX INFORMATION (Unaudited)

Dividends paid during the year ended February 28, 2006 were as follows:

Class	Type	Per Share Amount
Class A	NII	$0.7806
Class B	NII	$0.7030
Class C	NII	$0.7030
Class Q	NII	$0.7806

Class A	STCG	$0.0031
Class B	STCG	$0.0031
Class C	STCG	$0.0031
Class Q	STCG	$0.0031

Class A	LTCG	$0.0009
Class B	LTCG	$0.0009
Class C	LTCG	$0.0009
Class Q	LTCG	$0.0009

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Pursuant to Internal Revenue Code Selection 871(k), the Fund designates 96.94% of ordinary distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

ING Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Fund are listed below. The Statement of Additional Information includes additional information about Trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address	Position(s) Held with	Term of Office and Length of Time	Principal Occupation(s) During the	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by
and Age	Trust	Served(1)	Past Five Years	by Trustee	Trustee

Independent Trustees:

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	February 2005 - Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - Present). Formerly, Executive Director, The Mark Twain House Museum(2) (September 1989 - November 2005).	174	None

Patricia W. Chadwick Age: 57	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	174	None

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	February 2005 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 - Present).	174	None

R. Barbara Gitenstein 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	February 2005 - Present	President, College of New Jersey (January 1999 - Present).	174	None

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	February 2005 - Present	President and Chief Executive Officer International Society (June 2001 - Present). Formerly, Executive Vice President, Frontier Insurance Group, Inc. (September 1998 - March 2001).	174	Assured Guaranty Ltd. (November 2003 - Present).

Walter H. May 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	February 2005 - Present	Retired.	174	BestPrep (September 1991 - Present).

Jock Patton 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	February 2005 - Present	Private Investor (June 1997 - Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	174	JDA Software Group, Inc. (January 1999 - Present); and Swift Transportation Co. (March 2004 - Present).

Sheryl K. Pressler Age: 55	Trustee	January 2006 - Present	Consultant (May 2001 - Present). Formerly, Chief Executive Officer, Lend Lease Real Estate Investments, Inc. (March 2000 - April 2001).	174	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); and Romanian-American Enterprise Fund (February 2004 - Present).

David W.C. Putnam 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	February 2005 - Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	174

Progressive Capital Accumulation Trust (August 1998 - Present); Principled Equity Market Fund (November 1996 - Present); Mercy Endowment Foundation (September 1995 - Present); Asian American Bank and Trust Company (June 1992 - Present); and Notre Dame Health Care Center (July 1991 - Present).

ING Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address	Position(s) Held with	Term of Office and Length of Time	Principal Occupation(s) During the	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by
andAge	Trust	Served(1)	Past Five Years	by Trustee	Trustee

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	February 2005 - Present	President, Springwell Corporation (March 1989 - Present).	174	AmeriGas Propane, Inc. (January 1998 - Present) UGI Corporation (February 2006 - Present).

Richard A. Wedemeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	February 2005 - Present	Retired. Formerly Vice President - Finance and Administration, The Channel Corporation (June 1996 - April 2002). Trustee First Choice Funds (February 1997 - April 2001).	174	Touchstone Consulting Group (June 1977 - Present); and Jim Henson Legacy (April 1994 - Present).

Trustees who are “Interested Persons”:

Thomas J. McInerney(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	February 2005 - Present	Chief Executive Officer, ING U.S. Financial Services (September 2001 - Present). Formerly General Manager, ING U.S. Financial Services (December 2003 - December 2004); General Manager and Chief Executive Officer, ING Worksite Financial Services (December 2000 - September 2001).	214

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, United Life and Annuity Insurance Co. Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 - Present).

John G. Turner(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	February 2005 - Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 - January 2002); Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Company (July 1993 - September 2000); Director of ReliaStar Life Insurance Company of New York (April 1975 - December 2001); Director of Northern Life Insurance Company (March 1985 - April 2000); Chairman and Trustee of the Northstar affiliated investment companies (May 1993 - December 2001).	174	Hormel Foods Corporation (March 2000 - Present); ShopKo Stores, Inc. (August 1999 - Present); and Conseco, Inc. (September 2003 - Present).

(1)   Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)   Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the board of directors of The Mark Twain House Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House Museum.

(3)   Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)   Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

ING Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address	Position(s) Held	Term of Office and Length of	Principal Occupation(s) during the
and Age	with the Trust	Time Served(1)	Past Five Years

Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer Chief Operating Officer	January 2001 - Present February 2001 - Present	President, Chief Executive Officer and Chief Operating Officer, ING Investments, LLC (December 2000 - Present).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Executive Vice President	February 2002 - Present

Executive Vice President (December 2001 - Present). Formerly, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005); Chief Compliance Officer, ING Investments, LLC, ING Life Insurance and Annuity Company and Direct Services, Inc. (October 2004 - December 2005); Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President	August 2003 - Present

Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present) and ING Investments, LLC and Direct Services Inc. (January 2006 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present

Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005), and Director, Financial Reporting, ING Investments, LLC (March 2001 - September 2002).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President and Assistant Secretary	January 2001 - Present	Senior Vice President (August 1999 - Present) and Assistant Secretary, ING Funds Services, LLC (October 2000 - Present).

Daniel A. Norman 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Senior Vice President and Treasurer	January 2001 - Present	Senior Vice President (April 1995 - Present) and Senior Investment Manager in Senior Floating Rate Loan Group, ING Investment Management Co. (November 1999 - Present)

Jeffrey A. Bakalar 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Senior Vice President	January 2001 - Present	Senior Vice President and Senior Portfolio Manager in the Senior Floating Rate Loan Group, ING Investment Management Co. (November 1999 - Present)

Elliot Rosen 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Senior Vice President	May 2002 - Present	Senior Vice President in the Senior Floating Rate Group of ING Investment Management Co. (February 1999 - Present).

ING Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address	Position(s) Held	Term of Office and Length of	Principal Occupation(s) during the
and Age	with the Trust	Time Served(1)	Past Five Years

William H. Rivoir III 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Senior Vice President and Assistant Secretary	January 2001 - Present

Senior Vice President of ING Investment Management Co. (January 2004 - Present). Formerly, Counsel, ING USFS Law Department (January 2003 - December 2003); and Senior Vice President, ING Investments, LLC (June 1998 - December 2002).

Curtis F. Lee 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Senior Vice President and Chief Credit Officer	February 2001 - Present	Senior Vice President and Chief Credit Officer in the Senior Floating Rate Loan Group of ING Investment Management Co. (January 2001 - Present).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President	November 2003 - Present	Senior Vice President and Assistant Secretary, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (October 2001 - October 2003).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Vice President	January 2001 - Present	Vice President, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	August 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (August 1995 - Present); Vice President, ING Investments, LLC (February 1996 - Present) and Director of Compliance, ING Investments, LLC (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Vice President	September 2004 - Present

Vice President of ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President of ING Funds Services, LLC (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President	March 2005 - Present

Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Assistant Vice President, Financial Reporting, ING Funds Services, LLC (April 2004 - April 2005); Manager, Financial Reporting, ING Funds Services, LLC (August 2002 - April 2004); and Controller, Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 - March 2002).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 29	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	March 2006 - Present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

ING Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address	Position(s) Held	Term of Office and Length of	Principal Occupation(s) during the
and Age	with the Trust	Time Served(1)	Past Five Years

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Secretary	August 2003 - Present

Chief Counsel, ING U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Assistant Secretary	August 2003 - Present	Counsel, ING U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Robin R. Nesbitt 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Secretary	September 2004 - Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); and Associate, PricewaterhouseCoopers (January 2001 - August 2001).

(1)   The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified. Effective March 1, 2005, Todd Modic assumed the role of Chief Financial Officer.

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the existing investment advisory and sub-advisory contracts for ING Senior Income Fund (the “Fund”) remain in effect only if the Board of Trustees (the “Board”) of the Fund, including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and renew them. In this regard, at a meeting held on November 10, 2005 the Board, including a majority of the Independent Trustees, considered whether to renew the Investment Advisory Contract (the “Advisory Contract”) between ING Investments, LLC (the “Adviser”) and the Fund and the Sub-Advisory Contract (“Sub-Advisory Contract”) with ING Investment Management Co. (“ING IM” or “Sub-Adviser”), the sub-adviser to the Fund.

The Independent Trustees also held separate meetings on October 11 and November 8, 2005 to consider renewals of the Advisory Contract and Sub-Advisory Contract. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 10, 2005 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contract and Sub-Advisory Contract were considered at the same Board meeting, the Trustees considered the Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 10, 2005 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the year ending November 30, 2006. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Approval Process

In 2003, the Board determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory and sub-advisory arrangements for the Funds in the ING Funds complex, including the Fund, and to approve new advisory arrangements. Among the measures the Board implemented was to retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees of the Board in working with the personnel employed by the Adviser or its affiliates who administer the Fund (“Management”) to identify the types of information presented to the Trustees to inform their deliberations with respect to advisory and sub-advisory relationships; establish the format in which the information requested by the Board is provided to the Board; and determine the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since this process was implemented, the Board has continuously reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the International Equity and Fixed Income Investment Review Committee (the “IE&FI

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Investment Review Committee”). The type and format of the information provided to the Board or its counsel to inform its annual review and renewal process has been codified in the 15(c) Methodology Guide (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Board, and sets out a written blueprint under which the Board requests certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides information specific to the Funds in the ING Funds complex (including the Fund) to the Board based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Board’s review of advisory and sub-advisory arrangements. Certain of this information for a representative sample of Funds in the ING Funds complex (other than the Fund) was verified, at the Board’s request, by an independent firm to test its accuracy.

On its own and as part of a regular ongoing process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees, including the IE&FI Investment Review Committee, review benchmarks used to assess the performance of each Fund in the ING Funds complex, including the Fund. The IE&FI Investment Review Committee also meets regularly with the Adviser and periodically with ING IM.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2006. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract and Sub-Advisory Contract for the Fund for the year ending November 30, 2006, the Board received and evaluated such information as it deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and ING IM. This included information about the Adviser and Sub-Adviser provided throughout the year at regular Board meetings, as well as information furnished for the November 10, 2005 Board meeting, which was held to specifically consider renewal for the period ending November 30, 2006. In addition, the Board’s Independent Trustees also held meetings on October 11th and November 8th, prior to the November 10, 2005 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board prior to the November 2005 Board meeting included the following items: (1) FACT sheets for the Fund that provided information about the performance and expenses of the Fund and other, similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Fund’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and the Selected Peer Group were selected and how profitability was determined; (3) responses to a detailed series of questions from K&LNG, legal counsel to the Independent Trustees; (4) copies of the forms of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and the Sub-Adviser; (6) financial statements for the Adviser and the Sub-Adviser; (7) drafts of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of advisory and sub-advisory arrangements, including a written analysis for the Fund discussing how its performance and fees compare to its Selected Peer Group and designated benchmarks; and (8) other information relevant to the Board’s evaluations.

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Fund’s Class A shares were used for purposes of certain comparisons to the funds in the Selected Peer Group. Class A shares were selected, as general matter, so that the class with the longest performance history was compared to the analogous class of shares for each fund in the Selected Peer Group. The investment companies chosen for inclusion in a Fund’s Selected Peer group were selected based upon criteria designed to mirror the Fund class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the advisory arrangements with the Adviser, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board also noted the resources that the Adviser has committed to the Board and its Investment Review Committees, including the IE&FI Investment Review Committee, to assist the Board and Committee members with their assessment of the investment performance of the ING Funds, including the Fund. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board, and who have developed attribution analyses and other metrics used by the Investment Review Committees to analyze the key factors underlying investment performance for the ING Funds. The Board also noted the techniques used by the Adviser to monitor the performance of ING IM.

In considering the Advisory Contract, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond advisory services, from being part of the ING family of Funds. The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the ING Funds through re-negotiated arrangements with the Funds’ service providers.

Further, the Board received periodic reports showing that the Fund’s investment policies and restrictions were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board evaluated the Adviser’s and ING IM’s regulatory compliance systems and procedures reasonably designed to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and ING IM of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the reports of the Chief Compliance Officer and his recommendations. In this regard, the Board also considered the policies and procedures developed by the Chief Compliance Officer in consultation with the Board’s Compliance Committee that guide the Chief Compliance Officer’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Adviser, and evaluated the ability of the Adviser and ING IM to attract and retain qualified investment advisory personnel.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and ING IM were appropriate.

Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of the Fund, taking into account the importance of such performance to the Fund’s shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Fund FACT sheets furnished in advance of the November meeting of

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Independent Trustees. The FACT sheet prepared for the Fund included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and the Fund’s primary benchmark. The Board’s findings specific to the Fund’s performance are discussed under “Specific Factors Considered,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser the Fund grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board considered the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints. The Board also considered the extent to which economies of scale could effectively be realized through expense limitations applicable to fees payable by the Fund.

Information About Services to Other Clients

The Board requested and considered, information about the nature of services and fee rates offered by the Adviser and ING IM to other clients, including other registered investment companies.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services. In addition, the Board reviewed and took into account expense limitations applicable to the fees payable by the Fund.

The Board considered the fee structures of the Fund as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and ING IM, and their respective affiliates, from their association with the Fund. The Board determined that the fees payable to the Adviser and ING IM are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2006.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to ING IM with respect to the Fund. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided ING IM with respect to its profitability.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and ING IM’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the operations of the Funds in the ING Funds complex may not be fully reflected in the expenses allocated to each ING Fund (including the Fund) in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and ING IM were not excessive.

Specific Factors Considered

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2005 meeting in relation to renewing the Fund’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2006. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group. The Fund and certain funds within its Selected Peer Group use leverage to varying degrees. In order to provide meaningful comparisons of management fees and expense ratios, the impact of leverage was excluded from the management fees and expense ratios for both the Fund and the funds within the Selected Peer Group.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Senior Income Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter and one- and three-year periods; (2) the Fund underperformed its primary benchmark for the most recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year period; and (3) the Fund is ranked in the third quintile of funds in its Morningstar category for the one-year period, and in the second quintile for the three-year period, and in the first quintile for the year-to-date period ended June 30, 2005.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Senior Income Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of Senior Income Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is at the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is at the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s investment performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Manager	Written Requests
ING Investments, LLC	Please mail all account inquiries and other comments to:
7337 East Doubletree Ranch Road	ING Senior Income Fund
Scottsdale, Arizona 85258	c/o ING Funds Services, LLC
7337 East Doubletree Ranch Road
Sub-Adviser	Scottsdale, Arizona 85258
ING Investment Management Co.
230 Park Avenue	Distributor
New York, New York 10169	ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Administrator	Scottsdale, Arizona 85258
ING Funds Services, LLC	1-800-334-3444
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258	Transfer Agent
1-800-992-0180	DST Systems, Inc.
P.O. Box 219368
Independent Registered Public	Kansas City, Missouri 64141
Accounting Firm
KPMG LLP	Custodian
355 South Grand Avenue	State Street Bank and Trust Company
Los Angeles, California 90071	801 Pennsylvania Avenue
Kansas City, Missouri 64105
Institutional Investors and Analysts
Call ING Senior Income Fund	Legal Counsel
1-800-336-3436	Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-USIF	(0206-042706)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Putnam is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)           Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $62,511 for year ended February 28, 2006 and $33,759 for year ended February 28, 2005.

(b)           Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

None

(c)           Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $24,060 in the year ended February 28, 2006 and $9,499 in the year ended February 28, 2005.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)           All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $7,650 for the year ended February 28, 2005.  There were no other fees for the year ended February 28, 2006.

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

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FORM OF

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.                                         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.                                     Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.                                 Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.                                Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.                                    Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.                                Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.                            Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII.                        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.                                Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Amended:  November 9, 2005

4

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,300 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $12,000 per audit

(1)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

5

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,100 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,000 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	☒		Not to exceed $20,000 per fund per year

6

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Loan Staff Services		☒	Not to exceed $15,000 during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	☒		Not to exceed $120,000 during the Pre-Approval Period

8

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	☒		Not to exceed $35,000 during the Pre-Approval Period

9

Appendix E

Prohibited Non-Audit Services
Dated:                                     January 1, 2006

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP EMERGING MARKETS FUND, INC.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND

(e) (2)      Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $234,850 for year ended February 28, 2006 and $436,829 for fiscal year ended February 28, 2005.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

11

Item 5.  Audit Committee of Listed Registrants.

a.             The registrant has a separately-designated standing audit committee.  The members are J. Michael Earley, Patrick W. Kenny, David W.C. Putnam, Roger B. Vincent and Sheryl K. Pressler.

b.             Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  March 16, 2006

I.              INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.            VALUATION, PROXY AND BROKERAGE COMMITTEE

The Boards hereby delegate to the Valuation, Proxy and Brokerage Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee

(1)           Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation, Proxy and Brokerage Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation, Proxy and Brokerage Committee with respect to any other Fund.

(2)           The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.           DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation, Proxy and Brokerage Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.           APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Valuation, Proxy and Brokerage Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation, Proxy and Brokerage

2

Committee at its next regularly scheduled meeting.

V.            VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

3

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as

4

provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Valuation, Proxy and Brokerage Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.     Referrals to a Fund’s Valuation, Proxy and Brokerage Committee

A Fund’s Valuation, Proxy and Brokerage Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

5

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.           CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.         REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website.  No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website.  The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

6

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING EQUITY TRUST

ING FUNDS TRUST
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP EMERGING MARKETS FUND, INC.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

DIRECTED SERVICES, INC.

AND

ING LIFE INSURANCE AND ANNUITY COMPANY

PROXY VOTING PROCEDURES

I.              INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.            ROLES AND RESPONSIBILITIES

A.            Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.            Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services.  The Agent is Institutional Shareholder Services, Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Valuation, Proxy and Brokerage Committee (“Committee”).

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The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.            Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

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A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.            Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

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III.           VOTING PROCEDURES

A.            In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For”, “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

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2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.     The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

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IV.           ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.            Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.            Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate

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the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.            REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

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APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Manager – Special Projects, ING Funds Services, LLC

Julius Drelick	Head of Product Strategy, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Counsel, ING Americas US Legal Services

Steve Wastek, Esq.	Counsel, ING Americas US Legal Services

Effective as of May 27, 2005

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EXHIBIT 3

to the

ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.                                       INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                                                         GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.                                      The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

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Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

In any cases in which application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence, consider such independent outside director nominees on a CASE-BY-CASE basis.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee in connection with poison pill considerations (e.g., failure to remove restrictive features or ensure expiration or submission to shareholders for vote) only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.  However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon WITHHOLD votes representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.  However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

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In cases in which the Agent has identified a “pay for performance disconnect”, generally DO NOT WITHHOLD support from nominees who sit on the compensation committee or from the pay package recipient.  If the Agent has raised other considerations regarding compensation practices, consider on a CASE-BY-CASE basis nominees who sit on the compensation committee and served during the relevant time period, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist regarding such fees, e.g., that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis, excluding any non-voting director (e.g., director emeritus or advisory director) in calculations with respect to majority board independence.  When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to WITHHOLD or vote FOR nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees who sit on up to (and including) seven public company boards unless (1) other concerns requiring CASE-BY-CASE consideration have been raised, or (2) the nominee is also CEO of a public company, in which case the public company board threshold shall be four, above which the nominee shall be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

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Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)                      The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)                      Only if the director’s legal expenses would be covered.

2.                                      Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

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3.                                      Auditors

Ratifying Auditors

Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors.  If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.                                      Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

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Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.                                      Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

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Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

Amendments to Corporate Documents

Unless recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger, generally, vote AGAINST proposals seeking to remove shareholder approval requirements by (1) moving article provisions to portions of the charter not requiring shareholder approval or (2) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

6.                                      Miscellaneous

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

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•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Open Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Generally, vote FOR management proposals and AGAINST shareholder proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders.  For issuers with a history of board malfeasance, consider such shareholder proposals on a CASE-BY-CASE basis.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

7.                                      Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•                  Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a

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CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•                  Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•                  Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Generally, vote FOR shareholder proposals to eliminate dual class capital structures with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights, and consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

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Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Generally, vote FOR management proposals to cancel repurchased shares.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.                                      Executive and Director Compensation

Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•                  Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it.

•                  Consider plans CASE-BY-CASE if Agent suggests cost assessment may not be possible due to the issuer’s method of disclosing shares allocated to the plan(s).

•                  Generally, vote FOR plans with costs within the cap if the considerations raised by the Agent pertain solely to equity compensation burn rate or pay for performance.

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•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock Plans

Consider proposals for restricted stock plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if disclosure is provided regarding neither vesting nor performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice/replace options, considering rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing/replacement transactions, except that burn rate considerations raised by the Agent shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing/replacement transactions that do not meet the Agent’s criteria (except regarding burn rate as noted above), or (3) give the board sole discretion to approve option repricing/replacement programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold.  DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

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Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote AGAINST shareholder proposals that seek disclosure beyond regulatory requirements of the remuneration of individuals other than senior executives and directors.  However, vote AGAINST shareholder proposals that seek such disclosure if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, including “claw back” recoupments.

Golden and Tin Parachutes

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such “parachutes” specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Expensing of Stock Options

Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

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Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.                                      State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.                               Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

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11.                               Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

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Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.                               Social and Environmental Issues

These issues cover a wide range of topics.  In general, unless otherwise specified herein, vote CASE-BY-CASE.  While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.  Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and

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engineering.

13.                               Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein.  The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders.

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Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in Canada and tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent.  For issuers in other global markets, generally follow Agent’s standards for withholding support from non-independent directors excluding the CEO if the board is non-majority independent.

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Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•                  bundled slates of nominees in (Hong Kong or France);

•                  simultaneous reappointment of retiring directors (South Africa);

•                  in markets with term lengths capped by legislation, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•                  nominees whose names are not disclosed in advance of the meeting (Hong Kong or South Africa).

Consider nominees for which the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis.

For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders.  Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Nominating Committee

Generally, vote AGAINST proposals that permit non-board members to serve on the nominating committee.

Director Remuneration

Consider director compensation plans on a CASE-BY-CASE basis.  Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

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Retirement Bonuses

With respect to Japanese companies, generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company.  Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.  If Agent raises scandal or internal control considerations, generally vote AGAINST bonus proposals only for nominees whom a Fund is also voting AGAINST for that reason.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which in the United Kingdom involves use of a compensation valuation model to evaluate the cost of stock-based compensation plans, and in other markets, the calculation of dilution under a company’s share plans and analysis of plan features.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans), the issuance of shares in connection with such plans, or related management proposals that:

•                  exceed Agent’s recommended dilution limits;

•                  provide deep or near-term discounts to executives or directors, unless discounts to executives are adequately mitigated by long-term vesting requirements (e.g., Japan);

•                  are administered by potential grant recipients;

•                  permit financial assistance in the form of interest-free, non-recourse loans in connection with executive’s participation;

•                  for restricted stock plans, provide no disclosure regarding vesting or performance criteria (provided that plans with disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•                  allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

•                  provide for terms or participation that is markedly out of line with market practice;

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•                  provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the amount of compensation subject to retesting is de minimis as a percentage of overall compensation or relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain solely to performance hurdles or the company’s rationale in support of the plan or its participants.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting (1) practices or features not supported under these Guidelines (2) financial assistance or retesting under the conditions described above, or (3) provisions for retirement benefits to outside directors, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Except as described above, consider provisions Agent raises with concern regarding severance/termination payments, contract or notice periods, “leaver” status and vesting or performance criteria on a CASE-BY-CASE basis.

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to vote FOR general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital and those without preemptive rights to a maximum of 20 percent of currently issued capital.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), or to grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval.

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Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows:

Generally, vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital, unless:

•                  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover issuances that do not meet the Agent’s standards, but generally DO NOT VOTE AGAINST director nominees or remuneration in connection with poison pill considerations raised by the Agent.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

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Allocation of Income and Dividends

Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends, except with respect to securities held by dividend-oriented Funds, which should generally follow Agent’s recommendations AGAINST payouts deemed too low according to Agent’s methodology.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms.

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

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Generally, vote FOR an article amendment if:

•                  it is editorial in nature;

•                  shareholder rights are protected;

•                  there is negligible or positive impact on shareholder value;

•                  management provides adequate reasons for the amendments or the Agent otherwise supports management’s position; or

•                  the company is required to do so by law (if applicable).

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Fund’s portfolio:

Daniel A. Norman. Mr. Norman is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Prior to that, Mr. Norman was Senior Vice President and Portfolio Manager in the Senior Debt Group (since April 1995). Mr. Norman also serves as Senior Vice President and Treasurer of the Fund (since January 2001), and he serves as Senior Vice President and Treasurer of ING Prime Rate Trust, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. Mr. Norman has co-managed the Fund with Jeffrey A. Bakalar since April of 2001.

Jeffrey A. Bakalar. Mr. Bakalar is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Prior to that, Mr. Bakalar was Senior Vice President and Portfolio Manager in the Senior Debt Group (since January 1998). Before joining ING Groep, Mr. Bakalar was Vice President of The First National Bank of Chicago (from 1994 to 1998). Mr. Bakalar also serves as Senior Vice President of the Fund (since January 2001) and as Senior Vice President of ING Prime Rate Trust, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. Mr. Bakalar co-managed the Fund with Mr. Norman since April of 2001.

Curtis F. Lee. Mr. Lee is Senior Vice President and Chief Credit Officer in the Senior Debt Group and has served in that capacity since August 1999. Prior to joining ING Groep, Mr. Lee held a series of positions with Standard Chartered Bank in the credit approval and problem loan management functions (1992 - 1999). Mr. Lee also serves as Senior Vice President and Chief Credit Officer of the Fund (since January 2001), and he serves as Senior Vice President and Chief Credit Officer of ING Prime Rate Trust, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans (since January 2001). Mr. Lee has been associated with the management of the Fund since April of 2001.

(a) (2) (i-iii) Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of February 28, 2005.

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accts
Portfolio Manager	Number of Accounts	Total Assets (in billions)		Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Daniel A. Norman	2	4.05	b	0	N/A	8	1.1
Jeffrey A. Bakalar	2	4.05	b	0	N/A	8	N/A
Curtis F. Lee	2	4.05	b	0	N/A	8	N/A

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(a) (2) (iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

(a) (3) Compensation

Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM’s performance, 3 and 5 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.ING IM has a defined index, the Standard & Poor’s (“S&P’s”) LSTA Leveraged Loan Index and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods

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and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by the team.

The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards. Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers whose fixed base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

(a) (4) Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each team member as of February 28, 2005, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Daniel A. Norman	$0
Jeffrey A. Bakalar	$0
Curtis F. Lee	$0

(b)                                 Not applicable.

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Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

None

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board.  In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary.  Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                   Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Senior Income Fund

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: May 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: May 8, 2006

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: May 8, 2006

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